 Filed pursuant to Rule 497(b)

 File No. 333-256829

FORETHOUGHT VARIABLE INSURANCE TRUST

July 8, 2021

Dear Contract Holders:

At a meeting held on May 4, 2021, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”), a Delaware statutory trust, approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Portfolio identified below (each an “Acquired Portfolio”) into the corresponding Acquiring Portfolio identified below (each an “Acquiring Portfolio”) (each a “Reorganization” and collectively, the “Reorganizations”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (“GA BlackRock U.S. Core”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Core Portfolio (“GA BlackRock Core”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (“GA Goldman Global Equity”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined International Core Portfolio (“GA BlackRock International”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (“GA Goldman Large Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Growth Portfolio (“GA BlackRock Growth”) Class I Shares* Class II Shares Class III Shares
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (“GA Goldman Mid Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“GA BlackRock Mid Cap Growth”) Class I Shares Class II Shares Class III Shares
Global Atlantic BlackRock Disciplined Small Cap Portfolio (“GA BlackRock Small Cap”) Class I Shares Class II Shares Class III Shares	GA BlackRock Mid Cap Growth Class I Shares Class II Shares Class III Shares

* Class I shares of the GA BlackRock Growth will commence operations upon the closing of the Reorganization.

Each Reorganization does not require shareholder approval. The Reorganizations are expected to occur after the close of business on August 20, 2021 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

Commonwealth Annuity and Life Insurance Company (“CWA”) offer variable contracts (each a “Contract”) through its separate accounts (the “Separate Accounts”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on June 18, 2021. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. The enclosed Combined Information Statement/Prospectus relates solely to the Acquired Portfolios and Acquiring Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.  The Separate Accounts or their trustees, as record owners of the Acquired Portfolios are, in most cases, the true “shareholders” of the Acquired Portfolios. For clarity and ease of reading, references to “shareholder” or “you” throughout the Combined Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder.

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After carefully considering the merits of each Reorganization, the Board determined each Reorganization is in the best interests of the Acquired Portfolio and its corresponding Acquiring Portfolio. In connection with each Reorganization, you should note the following:

•                  The value of your investment will not change as a result of the Reorganization;

•                  The Acquiring Portfolio will have the same or lower contractual advisory fees than the corresponding Acquired Portfolio following the Reorganization;

•                  Each class of the Acquiring Portfolio after the Reorganization is expected to have the same or lower net total annual operating expense ratio than the corresponding class of the corresponding Acquired Portfolio immediately prior to the Reorganization;

•                  With respect to GA BlackRock International and GA BlackRock Growth, the Adviser has contractually agreed to establish an expense limitation arrangement applicable to each share class of each such Acquiring Portfolio, under which the Adviser will reimburse each such Acquiring Portfolio’s expenses such that the total annual operating expense ratio of each class of shares of each such Acquiring Portfolio will not exceed the current total operating expense ratio of the corresponding share class of the corresponding Acquired Portfolio for one year following the Closing Date. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of certain share classes of GA BlackRock International and GA BlackRock Growth may be higher than the total annual fund operating expenses of the corresponding share class of its Acquired Portfolio, based in part on the asset size of the Acquiring Portfolio at that time; and

•                  The Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of one or more Acquired Portfolios with a corresponding Acquiring Portfolio’s assets in the Reorganization.

With respect to each Reorganization, the Plan provides for:

•                  The transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”);

•                  The assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

•                  The distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

Existing shareholders of an Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the corresponding Acquiring Portfolio. Existing shareholders may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. The Separate Account through which you invest may have different restrictions. Please refer to your variable contract prospectus (or other disclosure document) for more information.

Each Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus, which contains information about each Acquiring Portfolio, including its investment objective, strategies, risks, performance, fees and expenses.

If you have any questions, please call the Portfolios at 1-877-355-1820.

Sincerely,

Eric D. Todd, CFA
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE COMBINED INFORMATION STATEMENT/PROSPECTUS

The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about each reorganization. We encourage you to read the full Information Statement/Prospectus.

General Information About the Reorganizations

Q. 1.                      Why am I receiving the Information Statement/Prospectus?

A. 1.                      Global Atlantic Investment Advisors, LLC (“GAIA” or “Adviser”) has recommended the reorganizations set forth below as part of an initiative to streamline the product offerings of the series of Forethought Variable Insurance Trust (the “Trust”). As part of this initiative, the Board Trustees (“Board”) of the Trust approved the reorganization of each Acquired Portfolio set forth in the table below with and into the corresponding Acquiring Portfolio set forth below (each, a “Reorganization”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (“GA BlackRock U.S. Core”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Core Portfolio (“GA BlackRock Core”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (“GA Goldman Global Equity”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined International Core Portfolio (“GA BlackRock International”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (“GA Goldman Large Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Growth Portfolio (“GA BlackRock Growth”) Class I Shares* Class II Shares Class III Shares
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (“GA Goldman Mid Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“GA BlackRock Mid Cap Growth”) Class I Shares Class II Shares Class III Shares
Global Atlantic BlackRock Disciplined Small Cap Portfolio (“GA BlackRock Small Cap”) Class I Shares Class II Shares Class III Shares	GA BlackRock Mid Cap Growth Class I Shares Class II Shares Class III Shares

* Class I Shares of GA BlackRock Growth will commence operations upon the closing of the Reorganization.

Commonwealth Annuity and Life Insurance Company (“CWA”) offer variable contracts (each a “Contract”) through its separate accounts (the “Separate Accounts”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on June 18, 2021. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. The enclosed Information Statement/Prospectus relates solely to the Acquired Portfolios and Acquiring Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.   We suggest that you keep the Information Statement/Prospectus for your records and future reference. The Separate Accounts or their trustees, as record owners of the Acquired Portfolios are, in most cases, the true “shareholders” of the Acquired Portfolios. For clarity and ease of reading, references to “shareholder” or “you” throughout the Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder. Each Acquiring Portfolio, following completion of the applicable Reorganization(s), may be referred to as a “Combined Portfolio.”

Q. 2.                      How did the Board reach its decision to approve the Reorganizations?

A.2.                         In determining whether to approve each Reorganization, the Board considered a variety of factors, including: (1) the relative asset size and long-term viability of the Acquired Portfolio compared to the corresponding Acquiring Portfolio; (2) the similarities and differences between the Acquired Portfolio’s and its corresponding Acquiring Portfolio’s investment objective, investment strategies, policies and restrictions, investment process, and principal risks; (3) the continuity provided by the fact that the Acquired Portfolio and its corresponding Acquiring Portfolio have the same investment adviser; (4) the fact that BlackRock Investment Management, LLC (“BlackRock”) serves as sub-adviser for each Acquiring Portfolio and certain of the Acquired Portfolios and will continue to serve as sub-adviser for each Combined Portfolio; (5) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”), which include provisions that are designed to avoid any dilution of shareholder interests; (6) the estimated costs of the Reorganization and the fact that the Adviser will bear the costs associated with the Reorganization; (7) the tax considerations of the Reorganization; (8) the pro forma gross and net operating expenses of each share class of the Acquiring Portfolio after the Reorganization compared to the current gross and net operating expenses of each corresponding share class of the Acquired Portfolio; (9) with respect to certain of the Reorganizations, the fact that the Adviser has agreed to reduce the expense limit for each class of the Combined Portfolio to match that of the Acquired Portfolio through at least one year from the Closing Date; and (10) alternatives to the Reorganization. The Board also considered that each Reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Acquired Portfolio’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganizations are in the best interests of the Acquired Portfolios and the corresponding Acquiring Portfolios and that the interests of the shareholders of the Acquired Portfolios and the corresponding Acquiring Portfolios would not be diluted as a result of the Reorganizations.

For more information regarding the Board’s considerations in determining to approve the Reorganizations, please see the section entitled “REASONS FOR THE REORGANIZATIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATIONS” in the Information Statement/Prospectus.

Q. 3.                      Why are shareholders not being asked to approve the Reorganizations?

A. 3.                      Under the Trust’s Declaration of Trust and By-Laws, each Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired portfolio would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired portfolio’s shareholders under applicable provisions of the Investment Company Act of 1940, as amended. The types of differences between an acquired portfolio and an acquiring portfolio that would require the approval by the acquired portfolio’s shareholders for a reorganization generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring portfolio as compared to the acquired portfolio. None of the factors requiring a shareholder vote are present with respect to each Reorganization.

Q. 4.                      Who will bear the costs of each Reorganization?

A. 4.                      With respect to each Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Information Statement/Prospectus; (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganizations, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio.  The estimated amount of each Acquired Portfolio’s assets that will be sold by the corresponding Combined Portfolio upon the consummation of the Reorganization and the related brokerage and other transaction costs expected to be borne by the Adviser are set forth in the table below.

Acquired Portfolio	Estimated Percentage of the Acquired Portfolio’s Securities to be Sold	Estimated Transaction Costs (dollars and basis points (as a percentage of the Combined Portfolio’s assets))
GA BlackRock U.S. Core	0%	$0 (0 basis points)
GA Goldman Global Equity	65%	$1,660 (1 basis points)
GA Goldman Large Cap	30%	$2,329 (0 basis points)
GA Goldman Mid Cap	100%	$22,336 (2 basis points)
GA BlackRock Small Cap	100%	$6,418 (3 basis points)

For more information regarding brokerage expenses and similar transaction costs, see the section entitled “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Brokerage Expenses and Other Transaction Costs” in the Information Statement/Prospectus.

Q. 5.                      How will the Reorganization affect me as a Shareholder?

A. 5.                      The Reorganizations are expected to occur after the close of business on August 20, 2021 (or at such earlier or later date as determined by an officer of the Trust) (the “Closing Date”).

After the close of business on the Closing Date, shareholders of an Acquired Portfolio will become shareholders of the corresponding Acquiring Portfolio and will receive shares of the corresponding class of the corresponding Acquiring Portfolio that are equal in value to their shares in the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”). The number of shares you receive will depend on the relative net asset value of the Acquired Portfolio’s and corresponding Acquiring Portfolio’s shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Portfolio.

Q. 6.                      Can I purchase, exchange or redeem my Acquired Portfolio shares before the Reorganization takes place?

A. 6.                      Existing shareholders of an Acquired Portfolio are permitted to purchase additional shares of the Acquired Portfolio until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the corresponding Acquiring Portfolio. Existing shareholders may also redeem their shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. The Separate Account through which you invest may have different restrictions. Please refer to your variable contract prospectus (or other disclosure document) for more information.

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General Information About the Portfolios

Q. 7.                      How comparable are the Portfolios’ investment objectives and principal investment strategies?

A. 7.                      Each Acquired Portfolio and its corresponding Acquiring Portfolio have the same investment objectives and similar principal investment strategies, but there are some differences you should consider. The “Synopsis” section in the Information Statement/Prospectus for each Reorganization provides a comparison of each Acquired Portfolio’s and the corresponding Acquiring Portfolio’s investment objective and principal investment strategy. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks.”

Q. 8.                      How comparable are the Portfolios’ principal risks?

A. 8.       Each Acquired Portfolio and its corresponding Acquiring Portfolio have similar principal risks, but there are some differences you should consider. The “Synopsis” section in the Information Statement/Prospectus for each Reorganization provides a comparison of each Acquired Portfolio’s and the corresponding Acquiring Portfolio’s principal risks. This comparison can be found in the sub-sections entitled “Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks.”

Q. 9.                      Do each of the Acquiring Portfolios have a different investment adviser and sub-adviser?

A. 9.                      Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same investment adviser but may have different sub-advisers. GAIA will continue to serve as each Acquiring Portfolio’s investment adviser after the closing of the Reorganization. Each Portfolio is sub-advised by either BlackRock or Goldman Sachs Asset Management, L.P. (“GSAM”). The sub-adviser for each Acquiring Portfolio is expected to continue to serve as the sub-adviser for the Acquiring Portfolio upon the closing of the Reorganizations. The sub-adviser for each Portfolio is set forth below.

	Reorganization into GA BlackRock Core		Reorganization into GA BlackRock International
	Acquired Portfolio (GA BlackRock U.S. Core)	Acquiring Portfolio (GA BlackRock Core)	Acquired Portfolio (GA Goldman Global Equity)	Acquiring Portfolio (GA BlackRock International)
Sub-Adviser	BlackRock	BlackRock	GSAM	BlackRock

	Reorganization into GA BlackRock Growth		Reorganizations into GA BlackRock Mid Cap Growth
	Acquired Portfolio (GA Goldman Large Cap)	Acquiring Portfolio (GA BlackRock Growth)	Acquired Portfolio (GA Goldman Mid Cap)	Acquired Portfolio (GA BlackRock Small Cap)	Acquiring Portfolio (GA BlackRock Mid Cap Growth)
Sub-Adviser	GSAM	BlackRock	GSAM	BlackRock	BlackRock

Q. 10.               Will the Plan result in different expenses for shareholders of the Acquired Portfolios?

A. 10.   Yes. Each Acquiring Portfolio has different expenses than the corresponding Acquired Portfolio. With respect to each Reorganization, it is anticipated that, immediately following the Reorganization, shareholders of the Combined Portfolio will incur the same or lower actual management fees (i.e., the management fee rate payable calculated based on a Portfolio’s asset level) than the shareholders of the corresponding Acquired Portfolio immediately prior to the Reorganization. With respect to each Reorganization, the total net annual operating expense ratio of each class of the Combined Portfolio immediately after the Reorganization is expected to be the same or lower than the total net annual operating expense ratio of the corresponding class of the corresponding Acquired Portfolio immediately prior to the Reorganization. With respect to GA BlackRock International and GA BlackRock Growth, the Adviser has contractually agreed to establish an expense limitation arrangement applicable to each share class of each such Acquiring Portfolio, under which the Adviser will reimburse each such Acquiring Portfolio’s expenses such that the total annual operating expense ratio of each class of shares of each such Acquiring Portfolio will not exceed the current total operating expense ratio of the corresponding share class of the corresponding Acquired Portfolio for one year following the Closing Date. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of certain share classes of GA BlackRock International and GA BlackRock Growth may be higher than the total annual fund operating expenses of the corresponding share class of its Acquired Portfolio, based in part on the asset size of the Acquiring Portfolio at that time. For more information on fees and expenses, see the section entitled “Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” in the “Synopsis” section for each Reorganization in the Information Statement/Prospectus.

Q. 11.               Will the Reorganization be considered a taxable event for federal income tax purposes?

A. 11.               Shares of the Acquired Portfolios are offered only through variable annuity or variable life insurance products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of an Acquired Portfolio for shares of the corresponding Acquiring Portfolio.

Important additional information about each Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS

July 8, 2021

Forethought Variable Insurance Trust
10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(877) 355-1820

We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy

This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) relates to the reorganization of each Acquired Portfolio set forth in the table below (each an “Acquired Portfolio) with and into the corresponding Acquiring Portfolio set forth in the table below (each, an “Acquiring Portfolio”) (each, a “Reorganization” and collectively, the “Reorganizations”). Commonwealth Annuity and Life Insurance Company (“CWA”) offer variable contracts (each a “Contract”) through its separate accounts (the “Separate Accounts”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). You were a holder of at least one such Contract as of the close of business on June 18, 2021. The Separate Account is segmented into subaccounts (the “Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. This Information Statement/Prospectus relates solely to the Acquired Portfolios and Acquiring Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (“GA BlackRock U.S. Core”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Core Portfolio (“GA BlackRock Core”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (“GA Goldman Global Equity”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined International Core Portfolio (“GA BlackRock International”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (“GA Goldman Large Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Growth Portfolio (“GA BlackRock Growth”) Class I Shares* Class II Shares Class III Shares
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (“GA Goldman Mid Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“GA BlackRock Mid Cap Growth”) Class I Shares Class II Shares Class III Shares
Global Atlantic BlackRock Disciplined Small Cap Portfolio (“GA BlackRock Small Cap”) Class I Shares Class II Shares Class III Shares	GA BlackRock Mid Cap Growth Class I Shares Class II Shares Class III Shares

* Class I Shares of GA BlackRock Growth will commence operations upon the closing of the Reorganization.

The Separate Accounts or their trustees, as record owners of the Acquired Portfolios are, in most cases, the true “shareholders” of the Acquired Portfolios. For clarity and ease of reading, references to “shareholder” or “you” throughout this Information Statement/Prospectus do not refer to the technical shareholder but rather refer to the Contract Holder. Each Acquiring Portfolio and Acquired Portfolio may be referred to herein as a “Portfolio.”

Each Reorganization will be completed pursuant to the terms of an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board (“Board”) of Trustees of Forethought Variable Insurance Trust (the “Trust”). The Plan provides for the following: (1) the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio, in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the closing date of the Reorganization; (2) the assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (3) the distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

Each Reorganization is discussed in detail in this Information Statement/Prospectus, which you should read carefully and retain for future reference. It is both an information statement for each Acquired Portfolio and a prospectus for the corresponding Acquiring Portfolio. A Statement of Additional Information dated July 8, 2021, relating to this Information Statement/Prospectus and each Reorganization has been filed with the SEC and is incorporated by reference into this Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.

Documents:	How to Obtain a Copy:

—                 The Statutory Prospectus for the Acquired Portfolios and the Acquiring Portfolios dated May 1, 2021, as supplemented on May 6, 2021  (Securities Act File No. 333-189870) (the “Prospectus”)

—                 Statement of Additional Information for the Acquired Portfolios and the Acquiring Portfolios dated May 1, 2021, as supplemented on May 6, 2021 and on June 3, 2021 (Securities Act File No. 333-189870) (the “Statement of Additional Information”)

The Prospectus and the Statement of Additional Information are available, without charge, by calling 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Acquiring Portfolios and Acquired Portfolios. No other parts of such documents are incorporated by reference herein.

— The Portfolios’ Annual Shareholder Report dated December 31, 2020.

This document is available, without charge, by calling 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Portfolios may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement/Prospectus and in the materials expressly incorporated by reference.

If any person provides any other representation or information, you should not rely on those other representations or information since none of the Portfolios have authorized those representations.

The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

Please note that investments in the Portfolios are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any portfolio will achieve its investment objectives.

TABLE OF CONTENTS

GENERAL SYNOPSIS	5
The Reorganizations	5
Comparison of Portfolio Classes and Distribution Arrangements	6
Comparison of Buying and Selling Shares	6
Comparison of Portfolio Distributions	6
Tax Information	6
Payments to Other Financial Intermediaries	6
SYNOPSIS – COMPARISON OF GA BLACKROCK U.S. CORE AND GA BLACKROCK CORE	7
SYNOPSIS – COMPARISON OF GA GOLDMAN GLOBAL EQUITY AND GA BLACKROCK INTERNATIONAL	13
SYNOPSIS – COMPARISON OF GA GOLDMAN LARGE CAP AND GA BLACKROCK GROWTH	20
SYNOPSIS – COMPARISON OF GA GOLDMAN MID CAP AND GA BLACKROCK MID CAP GROWTH	26
SYNOPSIS – COMPARISON OF GA BLACKROCK SMALL CAP AND GA BLACKROCK MID CAP GROWTH	32
COMPARISON OF THE PRINCIPAL RISKS	38
REASONS FOR THE REORGANIZATIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATIONS	42
MANAGEMENT OF THE PORTFOLIOS	44
The Investment Adviser and Sub-Advisers	44
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	51
The Agreement and Plan of Reorganization	51
Tax Considerations	51
Brokerage Expenses and Other Transaction Costs	52
Expenses of the Reorganization	52
Accounting Survivor	52
CAPITALIZATION OF THE PORTFOLIOS AND FORM OF ORGANIZATION	53
Capitalization of the Portfolios	53
Form of Organization	55
GENERAL INFORMATION	55
MORE INFORMATION ABOUT THE PORTFOLIOS	55
FINANCIAL HIGHLIGHTS	61
INDEX OF APPENDICES	79
Appendix A: Form of Agreement and Plan of Reorganization	A-1
Appendix B: Additional Information Regarding the Portfolios’ Investment Philosophy and Investment Process	B-1
Appendix C: 5% Record Owners of Fund Shares	C-1

GENERAL SYNOPSIS

You should read this entire Information Statement/Prospectus carefully. For additional information, you should consult the Prospectus; the Statement of Additional Information (“SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as Appendix A.

The Reorganizations

At a meeting held on May 4, 2021, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) reviewed a proposal from Global Atlantic Investment Advisors, LLC (“GAIA” or “Adviser”) regarding an initiative to streamline the product offerings of the series of the Trust. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of each Acquired Portfolio set forth in the table below with and into the corresponding Acquiring Portfolio set forth in the table below (each, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization does not require shareholder approval. Each Reorganization is expected to occur after the close of business on August 20, 2021 (or at such earlier or later date as determined by an officer of the Trust) (each a “Closing Date”).

Acquired Portfolio	Corresponding Acquiring Portfolio
GA BlackRock U.S. Core	GA BlackRock Core
GA Goldman Global Equity	GA BlackRock International
GA Goldman Large Cap	GA BlackRock Growth
GA Goldman Mid Cap	GA BlackRock Mid Cap Growth
GA BlackRock Small Cap	GA BlackRock Mid Cap Growth

With respect to each Reorganization, the Plan provides for:

•                  the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange (4:00 pm, Eastern Time) on the Closing Date (“Valuation Time”);

•                  the assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

•                  the distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

The Reorganizations are expected to be completed after the close of business on the Closing Date based on the net asset value of each Portfolio’s shares as of the Valuation Time. Each Acquiring Portfolio, following completion of the applicable Reorganization(s), may be referred to as the “Combined Portfolio.”

Each shareholder of an Acquired Portfolio will hold, immediately after the Closing Date, shares of the same class of the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Portfolio held by that shareholder as of the Valuation Time. Each Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. Your investment in an Acquired Portfolio will automatically be invested in the corresponding Acquiring Portfolio upon completion of the Reorganization.

Prior to or at the completion of each Reorganization, each Acquired Portfolio and the corresponding Acquiring Portfolio will receive a tax opinion from Dechert LLP, legal counsel to the Trust, to the effect that, based upon certain facts, assumptions, and representations, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Portfolio or its shareholders as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is included under “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Tax Considerations.”

Comparison of Portfolio Classes and Distribution Arrangements

In connection with each Reorganization, shareholders of an Acquired Portfolio will receive shares of the same class of the corresponding Acquiring Portfolio. Class I, Class II and Class III shares, respectively, of each Acquiring Portfolio will have substantially identical legal characteristics as the corresponding class of shares of the Acquired Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Class I shares of GA BlackRock Growth will commence operations upon the closing of the Reorganization. Each Portfolio is organized as a series of the same Delaware statutory trust. There are no material differences between the rights of shareholders of a class of shares of an Acquiring Portfolio and shareholders of a corresponding class of the corresponding Acquired Portfolio.

Comparison of Buying and Selling Shares

Shares of the Acquiring Portfolios and the Acquired Portfolios are intended to be sold to certain separate accounts of insurance companies. All shares are held by a separate account for your benefit and the benefit of other purchasers. Shares of a Portfolio may be purchased or sold on any day that the New York Stock Exchange is open, or as permitted under your variable contract. Class III Shares of each Portfolio are not currently offered. Class I Shares of GA BlackRock Growth are not currently offered but will commence operations upon the closing of the Reorganization.

Comparison of Portfolio Distributions

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable contracts.

Tax Information

It is each Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries

Each Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SYNOPSIS – COMPARISON OF GA BLACKROCK U.S. CORE AND GA BLACKROCK CORE

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide long-term capital appreciation. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  Under normal circumstances, each Portfolio invests at least 80% of its net assets in the equity securities of U.S. large capitalization companies.

•                  Each Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

•                  Each Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

•                  The Acquiring Portfolio may invest in foreign securities, including in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. While the Acquired Fund is permitted to invest in foreign securities, the Acquired Fund has not invested in foreign securities to a material extent during the past year.

•                  Each Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively.

•                  Each Portfolio’s benchmark index is the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA BLACKROCK U.S. CORE (ACQUIRED PORTFOLIO)	GA BLACKROCK CORE (ACQUIRING PORTFOLIO)
Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. large capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar capitalizations of the companies included in the S&P 500® Index. However, the Portfolio may invest in securities outside the S&P 500® Index capitalization range. The model systematically tracks and ranks the characteristics of large capitalization issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser is BlackRock.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of domestic large capitalization companies. Additionally, the Portfolio may invest in foreign securities. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar capitalizations of the companies included in the S&P 500® Index. However, the Portfolio may invest in securities outside the S&P 500® Index capitalization range. The model systematically tracks and ranks the characteristics of approximately 1200 stocks of primarily large capitalization issuers located in the United States, but may also include foreign issuers, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser is BlackRock.

GA BLACKROCK U.S. CORE (ACQUIRED PORTFOLIO)	GA BLACKROCK CORE (ACQUIRING PORTFOLIO)
The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets, but may also invest in foreign securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500® Index.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500® Index.

The Portfolio’s benchmark index is the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (i.e., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes).

The Portfolio’s benchmark index is the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (i.e., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes).

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Convertible Securities Risk, Derivatives Risk, Equity Risk, Issuer Risk, Management Risk, Market Risk, Portfolio

Turnover Rate Risk, Quantitative Investing Risk and Settlement Risk. The Acquiring Portfolio is also subject to the following principal risks: Depositary Receipts Risk, Foreign Currency Risk and Foreign Investment Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio

Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA BlackRock U.S. Core (Acquired Portfolio)			GA BlackRock Core (Acquiring Portfolio)			GA BlackRock Core (Acquiring Portfolio) Pro Forma(1)
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	None	0.25%	0.15%	None	0.25%	0.15%	None	0.25%	0.15%
Other expenses(2)	0.16%	0.16%	0.16%	0.11%	0.11%	0.11%	0.10%	0.10%	0.10%
Total annual Portfolio operating expenses	0.55%	0.80%	0.70%	0.50%	0.75%	0.65%	0.49%	0.74%	0.64%
Fee Waiver and/or Reimbursement	(0.05)% (3)	(0.05)% (3)	(0.05)% (3)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	0.50%	0.75%	0.65%	0.50%	0.75%	0.65%	0.49%	0.74%	0.64%

(1)          Reflects pro forma amounts following the Reorganization.

(2)          The “Other Expenses” for Class III shares are based on estimated amounts.

(3)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.50%, 0.75%, and 0.65% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquired Portfolio, respectively. The expense reimbursement is subject to possible recoupment from the Acquired Portfolio until the Closing Date on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreements will remain in effect until at least May 1, 2022. The agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the

Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
GA BlackRock U.S. Core (Acquired Portfolio)	$51	$77	$66	$171	$250	$219	$302	$439	$385	$684	$985	$866
GA BlackRock Core (Acquiring Portfolio)	$51	$77	$66	$160	$240	$208	$280	$417	$362	$628	$930	$810
GA BlackRock Core (Acquiring Portfolio) Pro Forma(1)	$50	$76	$65	$157	$237	$205	$274	$411	$357	$616	$918	$798

(1)          Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 138% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 122% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in each Portfolio. The bar chart shows performance of each Portfolio’s Class I shares for each full calendar year since each Portfolio’s inception and the table shows how the average annual total returns of each Portfolio’s Class I shares compared with the returns of an index that measures broad market performance. The performance in the bar charts and the tables do not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. Because all of the Portfolio’s shares are invested in the same portfolio of securities, returns for the Portfolio’s Class II shares differ only to the extent that the classes do not have the same expenses. You should be aware that the Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	20.75%
Lowest Quarter	1st Quarter 2020	(18.67)%

The year-to-date return for the Acquired Portfolio’s Class I shares as of March 31, 2021 was 5.99%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	19.03%	14.18%
Class II shares return before taxes	18.67%	13.91%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	14.82%

The Acquiring Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	21.17%
Lowest Quarter	1st Quarter 2020	(18.81)%

The year-to-date return for the Acquiring Portfolio’s Class I shares as of March 31, 2021 was 6.01%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	19.69%	14.36%
Class II shares return before taxes	19.42%	14.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	14.82%

SYNOPSIS – COMPARISON OF GA GOLDMAN GLOBAL EQUITY AND GA BLACKROCK INTERNATIONAL

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide long-term capital appreciation. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  Under normal circumstances, the Acquired Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar.

•                  Under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock, exchange-traded funds (“ETFs”), including ETFs that are affiliated with the BlackRock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

•                  Each Portfolio has a sub-adviser. The Acquired Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”), and the Acquiring Portfolio is sub-advised by BlackRock.

•                  Each Portfolio utilizes quantitative investment models as part of the investment process – the Acquired Portfolio utilizes a proprietary model maintained by GSAM, and the Acquiring Portfolio utilizes a proprietary model maintained by BlackRock.

•                  Each Portfolio invests in foreign securities. Under normal circumstances, at least 40% of the net assets of the Acquired Portfolio will be invested in or exposed to securities of non-U.S. issuers (“foreign securities”) or instruments with exposure to foreign securities of at least three different countries outside the United States.  In unfavorable market conditions, at least 30% of the Acquired Portfolio’s net assets will be invested in foreign securities or instruments with exposure to foreign securities. If the allocation of the Acquired Portfolio’s benchmark, the MSCI World Standard Index, to U.S. issuers exceeds 65%, the Acquired Portfolio may further reduce its investment in non-U.S. issuers, provided that the Acquired Portfolio’s allocation to foreign securities is not less than 5% below the benchmark’s allocation to such issuers. The Acquired Portfolio seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the global economy, with some exposure to small-cap.

•                  Under normal circumstances, at least 80% of the net assets of the Acquiring Portfolio’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries, including emerging markets countries, outside the United States.

•                  Each Portfolio may use derivative instruments, including futures, to manage cash flows into or out of the Portfolio effectively while the Acquiring Portfolio may also use derivatives to gain equity exposure. The Acquiring Portfolio may also use foreign exchange transactions and/or forward foreign currency contracts.

•                  The Acquired Portfolio’s benchmark index is the MSCI World Standard Index, net of dividend withholding taxes, unhedged, measured in USD. The MSCI World Standard Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

•                  In comparison, the Acquiring Portfolio’s benchmark is the MSCI ACWI ex-USA Index. The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA GOLDMAN GLOBAL EQUITY (ACQUIRED PORTFOLIO)	GA BLACKROCK INTERNATIONAL (ACQUIRING PORTFOLIO)
Principal Investment Strategies

In seeking to achieve the Portfolio’s investment objective, GSAM invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar.

Under normal circumstances, at least 40% of the Portfolio’s net assets will be invested in or exposed to foreign securities or instruments with exposure to foreign securities of at least three different countries, including emerging markets countries, outside the United States. In unfavorable market conditions, at least 30% of the Portfolio’s net assets will be invested in foreign securities or instruments with exposure to foreign securities. If the allocation of the Portfolio’s benchmark, the MSCI World Standard Index, to U.S. issuers exceeds 65%, the Portfolio may further reduce its investment in non-U.S. issuers, provided that the Portfolio’s allocation to foreign securities is not less than 5% below the benchmark’s allocation to such issuers. The Portfolio seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the global economy, with some exposure to small-cap issuers.

GSAM uses two distinct strategies — a bottom-up stock selection strategy and a top-down country selection strategy — to manage the Portfolio.

The Portfolio uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.  Fundamental Mispricings seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Securities selected will consist of developed market equity securities and emerging market equities, of companies with similar capitalizations of the companies included in the MSCI ACWI ex-USA Index, selected using a proprietary quantitative model. The model systematically tracks and ranks the characteristics of issuers across developed and emerging markets, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value; earnings quality; market sentiment; and thematic insights. The Portfolio’s sub-adviser is BlackRock.

Equity securities include common stock, preferred stock, ETFs, including ETFs that are affiliated with the Sub-Adviser, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States.  Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; (d) it is a foreign currency or (e) is an exchange-traded fund predominately invested in companies listed in a foreign country. The Portfolio may invest in securities of foreign issuers in the form of

GA GOLDMAN GLOBAL EQUITY (ACQUIRED PORTFOLIO)	GA BLACKROCK INTERNATIONAL (ACQUIRING PORTFOLIO)

management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.  Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.  GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

The Portfolio seeks to maximize its expected return, while maintaining risk, style and capitalization characteristics similar to the Morgan Stanley Capital International (“MSCI”) World Standard Index. Additionally, GSAM’s views of the relative attractiveness of countries and currencies are considered in allocating the Portfolio’s assets among countries. The MSCI World Standard Index is designed to measure equity market performance of the large and mid-capitalization segments of developed markets, including the United States.

The Portfolio may also use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively.

The Portfolio’s benchmark index is the MSCI World Standard Index, net of dividend withholding taxes, unhedged, measured in USD. The MSCI World Standard Index represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

depositary receipts or other securities that are convertible into securities of foreign issuers.

The Portfolio may use derivatives, including futures, foreign exchange transactions, and/or forward foreign currency contracts to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the MSCI ACWI ex-USA Index.

The Portfolio’s benchmark index is the MSCI ACWI ex-USA Index. The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Derivatives Risk, Emerging Markets Risk, Equity Risk, Foreign Currency Risk, Foreign Investment Risk, Issuer Risk, Management Risk, Market Risk, Portfolio Turnover Rate Risk and Quantitative Investing Risk. The Acquired Portfolio is also subject to the following principal risks: Investment Style Risk, Mid Cap Risk and Small Cap Risk. The Acquiring Portfolio is also subject to the following principal risks: Affiliated Underlying Fund Risk, Convertible Securities Risk, Depositary Receipts Risk, ETF Risk, Foreign Currency Contracts Risk, Over-the-Counter Transactions Risk, Settlement Risk and Underlying Fund Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio

Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA Goldman Global Equity (Acquired Portfolio)			GA BlackRock International (Acquiring Portfolio)			GA BlackRock International (Acquiring Portfolio) Pro Forma(1)
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
Management fees	0.63%	0.63%	0.63%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	None	0.25%	0.15%	None	0.25%	0.15%	None	0.25%	0.15%
Other expenses(2)	0.34%	0.34%	0.34%	0.24%	0.24%	0.24%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses(3)	None	None	None	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total annual Portfolio operating expenses	0.97%	1.22%	1.12%	0.88%	1.13%	1.03%	0.86%	1.11%	1.01%
Fee Waiver and/or Reimbursement(4)	(0.20)%	(0.20)%	(0.20)%	(0.10)%	(0.10)%	(0.10)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	0.77%	1.02%	0.92%	0.78%	1.03%	0.93%	0.77%	1.02%	0.92%

(1)          Reflects pro forma amounts following the Reorganization.

(2)          The “Other Expenses” for Class III shares are based on estimated amounts.

(3)          Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Acquiring Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Acquiring Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquiring Portfolio.

(4)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.77%, 1.02%, and 0.92% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquired Portfolio, respectively, and 0.74%, 0.99%, and 0.89% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. In addition, upon the Closing Date, the Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.77%, 1.02%, and 0.92% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. The expense reimbursements are subject to possible recoupment from each Portfolio in future years (or until the Closing Date with respect to the Acquired Portfolio) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreements will remain in effect until at least May 1, 2022 with respect to the Acquired Portfolio and through at least one year from the Closing Date with respect to the Acquiring Portfolio. The agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
GA Goldman Global Equity (Acquired Portfolio)	$79	$104	$94	$289	$367	$336	$517	$651	$598	$1,171	$1,460	$1,345
GA BlackRock International (Acquiring Portfolio)	$80	$105	$95	$271	$349	$318	$478	$613	$559	$1,075	$1,366	$1,250
GA BlackRock International (Acquiring Portfolio) Pro Forma(1)	$79	$104	$94	$265	$344	$313	$468	$603	$549	$1,052	$1,344	$1,228

(1)          Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 168% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 161% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar chart shows performance of each Portfolio’s Class I shares for each full calendar year since the Portfolio’s inception and the table shows how the average annual total returns of each Portfolio’s Class I shares compared with the returns of an index that measures broad market performance. The performance in the bar charts and the tables do not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. Because all of the Portfolio’s shares are invested in the same portfolio of securities, returns for each Portfolio’s Class II shares differ only to the extent that the classes do not have the same expenses. You should be aware that each Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	21.20%
Lowest Quarter	1st Quarter 2020	(22.89)%

The year-to-date return for the Acquired Portfolio’s Class I shares as of March 31, 2021 was 5.62%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	12.87%	8.08%
Class II shares return before taxes	12.49%	7.78%
MSCI World Standard Index (Net) (reflects no deduction for fees, expenses or taxes)	15.90%	11.11%

The Acquiring Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	4th Quarter 2020	17.24%
Lowest Quarter	1st Quarter 2020	(24.25)%

The year-to-date return for the Acquiring Portfolio’s Class I shares as of March 31, 2021 was 3.99%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	10.42%	4.70%
Class II shares return before taxes	10.05%	4.42%
MSCI ACWI ex-USA Index (reflects no deduction for fees, expenses or taxes)	10.65%	5.47%

SYNOPSIS – COMPARISON OF GA GOLDMAN LARGE CAP AND GA BLACKROCK GROWTH

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide long-term capital appreciation. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  Under normal circumstances, the Acquired Portfolio invests at least 80% of its net assets in a broadly diversified portfolio of equity investments of U.S. large capitalization issuers whose shares are traded on a U.S. exchange, which may include foreign issuers that are traded in the United States. Similarly, the Acquiring Portfolio invests, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. large capitalization issuers.

•                  Each Portfolio has a sub-adviser. The Acquired Portfolio is sub-advised by GSAM and the Acquiring Portfolio is sub-advised by BlackRock.

•                  Each Portfolio utilizes quantitative investment models as part of the investment process – the Acquired Portfolio utilizes a proprietary model maintained by GSAM, and the Acquiring Portfolio utilizes a proprietary model maintained by BlackRock.

•                  Each Portfolio will primarily invest in equity securities of companies with similar capitalizations of the companies included in the Russell 1000® Growth Index; however, each Portfolio may invest in securities outside the Russell 1000® Growth Index capitalization range.

•                  Each Portfolio may invest in foreign securities.

•                  Each Portfolio may use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively. The Acquiring Portfolio may also use derivatives to gain equity exposure.

•                  Each Portfolio’s benchmark index is the Russell 1000® Growth Index.  The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA GOLDMAN LARGE CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK GROWTH (ACQUIRING PORTFOLIO)
Principal Investment Strategies

In seeking to achieve the Portfolio’s investment objective, GSAM, invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments of large-cap U.S. issuers whose shares are traded on a U.S. exchange, which may include foreign issuers that are traded in the United States. These issuers have public stock market capitalizations similar to those of companies constituting the collective market capitalization range of the Russell 1000® Growth Index and other similar broad-based U.S. large capitalization indices. However, the Portfolio may invest in securities outside such index capitalization ranges.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of domestic large capitalization companies. Additionally, the Portfolio may invest in securities of foreign issuers. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar capitalizations of the companies included in the Russell 1000® Growth Index. However, the Portfolio may invest in securities outside the Russell 1000® Growth Index capitalization range. The model systematically tracks and ranks the characteristics of stocks of primarily large

GA GOLDMAN LARGE CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK GROWTH (ACQUIRING PORTFOLIO)

The Portfolio uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.  Fundamental Mispricings seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-run.  High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.  Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.  GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

The Portfolio maintains risk, style, and capitalization characteristics similar to the Russell 1000® Growth Index, which generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Portfolio seeks to maximize its expected return while maintaining these and other characteristics similar to the benchmark.

The Portfolio may also use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively.

The Portfolio’s benchmark index is the Russell 1000® Growth Index.  The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

capitalization growth issuers located in the United States, but may also include securities of foreign issuers, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser is BlackRock. The growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets, but may also invest in foreign securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 1000® Growth Index.

The Portfolio’s benchmark index is the Russell 1000® Growth Index. The Russell 1000® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Derivatives Risk, Equity Risk, Foreign Investment Risk, Growth Stock Risk, Issuer Risk, Management Risk, Market Risk, Portfolio Turnover Rate Risk and Quantitative Investing Risk. The Acquired Portfolio is also subject to the following principal risk: Investment Style Risk. The Acquiring Portfolio is also subject to the following principal risks: Convertible Securities Risk, Depositary Receipts Risk, Foreign Currency Risk and Settlement Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio

Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA Goldman Large Cap (Acquired Portfolio)			GA BlackRock Growth (Acquiring Portfolio)			GA BlackRock Growth (Acquiring Portfolio) Pro Forma(1)
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
Management fees	0.37%	0.37%	0.37%	0.45%	0.45%	0.45%	0.37%(2)	0.37%(2)	0.37%(2)
Distribution and/or service (12b-1) fees	None	0.25%	0.15%	None	0.25%	0.15%	None	0.25%	0.15%
Other expenses(3)	0.12%	0.12%	0.12%	0.17%	0.17%	0.17%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(4)	None	None	None	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Portfolio operating expenses	0.49%	0.74%	0.64%	0.63%	0.88%	0.78%	0.48%	0.73%	0.63%
Fee Waiver and/or Reimbursement	(0.01)% (5)	(0.01)% (5)	(0.01)% (5)	(0.06)% (5)	(0.06)% (5)	(0.06)% (5)	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	0.48%	0.73%	0.63%	0.57%	0.82%	0.72%	0.48%	0.73%	0.63%

(1)          Reflects pro forma amounts following the Reorganization.

(2)          “Management fees” have been restated to reflect the new management fee that will be effective upon the closing of the Reorganization.

(3)          The “Other Expenses” for Class III shares of each Portfolio and Class I shares of the Acquiring Portfolio are based on estimated amounts. Class I shares of GA BlackRock Growth will commence operations upon the closing of the Reorganization.

(4)          Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

(5)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.48%, 0.73%, and 0.63% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquired Portfolio, respectively, and 0.56%, 0.81%, and 0.71% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. In addition, upon the Closing Date, the Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.48%, 0.73%, and 0.63% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. The expense reimbursements are subject to possible recoupment from each Portfolio in future years (or until the Closing Date with respect to the Acquired Portfolio) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreement will remain in effect until at least May 1, 2022 with respect to the Acquired Portfolio and through at least one year from the Closing Date with respect to the Acquiring Portfolio. The agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the Reorganization) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
GA Goldman Large Cap Portfolio (Acquired Portfolio)	$49	$75	$64	$156	$236	$204	$273	$410	$356	$615	$917	$797
GA BlackRock Growth (Acquiring Portfolio)	$58	$84	$74	$196	$275	$243	$345	$482	$427	$781	$1,079	$960
GA BlackRock Growth (Acquiring Portfolio) Pro Forma(1)	$49	$75	$64	$154	$233	$202	$269	$406	$351	$604	$906	$786

(1)          Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 214% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 133% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in each Portfolio. The bar chart shows performance of the Acquired Portfolio’s Class I shares and the Acquiring Portfolio’s Class II shares for each full calendar year since each Portfolio’s inception and the table shows how the average annual total returns of the Acquired Portfolio’s Class I shares and the Acquiring Portfolio’s Class II shares compared with the returns of an index that measures broad market performance. Performance of the Acquiring Portfolio’s Class I shares is not shown because the Acquiring Portfolio’s Class I shares have not commenced operations as of the date of this Information Statement/Prospectus. The performance in the bar chart and the table does not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. Because all of the Acquired Portfolio’s shares are invested in the same portfolio of securities, returns for the Acquired Portfolio’s Class II shares differ only to the extent that the classes do not have the same expenses. You should be aware that each Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	29.12%
Lowest Quarter	4th Quarter 2018	(16.67)%

The year-to-date return for the Acquired Portfolio’s Class I shares as of March 31, 2021 was 2.58%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	31.73%	18.48%
Class II shares return before taxes	31.42%	18.19%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	23.14%

The Acquiring Portfolio

Class II Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	26.91%
Lowest Quarter	4th Quarter 2018	(17.18)%

The year-to-date return for the Acquiring Portfolio’s Class II shares as of March 31, 2021 was 1.12%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class II shares return before taxes	34.68%	20.38%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	23.14%

SYNOPSIS – COMPARISON OF GA GOLDMAN MID CAP AND GA BLACKROCK MID CAP GROWTH

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide long-term capital appreciation. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  Under normal circumstances, the Acquired Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. The Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies.

•                  The Acquired Portfolio will primarily invest in equity securities of companies with similar capitalizations of the companies included in the Russell Midcap® Value Index while the Acquiring Portfolio will primarily invest in equity securities of companies with similar capitalizations of the companies included in the Russell Midcap® Growth Index. Each Portfolio may invest in securities outside of the capitalization range of its respective benchmark index.

•                  Each Portfolio utilizes quantitative investment models as part of the investment process – the Acquired Portfolio utilizes a proprietary model maintained by GSAM, and the Acquiring Portfolio utilizes a proprietary model maintained by BlackRock.

•                  Each Portfolio is sub-advised. The Acquired Portfolio is sub-advised by GSAM, and the Acquiring Portfolio is sub-advised by BlackRock.

•                  Each Portfolio employs a different investment style. With respect to the Acquiring Portfolio, the growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin. With respect to the Acquired Portfolio, the value investment style generally involves investing in stocks of companies that GSAM believes are undervalued in the marketplace.

•                  Each Portfolio may use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively. The Acquiring Portfolio may also use derivatives to gain equity exposure.

•                  The Acquired Portfolio’s benchmark index is the Russell Midcap® Value Index. The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. In comparison, the Acquiring Portfolio’s benchmark is the Russell Midcap® Growth Index. The Russell Midcap® Growth Index is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA GOLDMAN MID CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK MID CAP GROWTH (ACQUIRING PORTFOLIO)
Principal Investment Strategies	In seeking to achieve the Portfolio’s investment objective, GSAM invests, under normal circumstances, at least 80% of the Portfolio’s net	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment

GA GOLDMAN MID CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK MID CAP GROWTH (ACQUIRING PORTFOLIO)

assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers have public stock market capitalizations similar to those of companies constituting the Russell Midcap® Value Index or other similar broad-based U.S. midcap indices. However, the Portfolio may invest in securities outside such index capitalization ranges.

The Portfolio uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.  Fundamental Mispricings seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.  Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.  GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

The Portfolio maintains risk, style, and capitalization characteristics similar to the Russell Midcap® Value Index. The Portfolio seeks to maximize its expected return while maintaining these and other characteristics similar to the benchmark.

The Portfolio may also use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively.

purposes) in the equity securities of mid-capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar capitalizations of the companies included in the Russell Midcap® Growth Index. However, the Portfolio may invest in securities outside the Russell Midcap® Growth Index capitalization range. The model systematically tracks and ranks the characteristics of large- and mid-capitalization growth issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser is BlackRock. The growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell Midcap® Growth Index.

GA GOLDMAN MID CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK MID CAP GROWTH (ACQUIRING PORTFOLIO)

The Portfolio’s benchmark index is the Russell Midcap® Value Index. The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Portfolio’s benchmark index is the Russell Midcap® Growth Index. The Russell Midcap® Growth Index is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Derivatives Risk, Equity Risk, Issuer Risk, Management Risk, Market Risk, Mid Cap Risk, Portfolio Turnover Rate Risk and Quantitative Investing Risk. The Acquired Portfolio is also subject to the following principal risks: Investment Style Risk and Value Stock Risk. The Acquiring Portfolio is also subject to the following principal risks: Convertible Securities Risk, Growth Stock Risk and Settlement Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio

Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the Reorganizations of GA Goldman Mid Cap and GA BlackRock Small Cap into GA BlackRock Mid Cap Growth (“GA BlackRock Mid Cap Growth Reorganizations”) are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the GA BlackRock Mid Cap Growth Reorganizations. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA Goldman Mid Cap (Acquired Portfolio)			GA BlackRock Mid Cap Growth (Acquiring Portfolio)			GA BlackRock Mid Cap Growth (Acquiring Portfolio) Pro Forma(1)
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
Management fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.54%(2)	0.54%(2)	0.54%(2)
Distribution and/or service (12b-1) fees	None	0.25%	0.15%	None	0.25%	0.15%	None	0.25%	0.15%
Other expenses(3)	0.13%	0.13%	0.13%	0.12%	0.12%	0.12%	0.10%	0.10%	0.10%
Total annual fund operating expenses	0.68%	0.93%	0.83%	0.67%	0.92%	0.82%	0.64%	0.89%	0.79%
Fee Waiver and/or Reimbursement	(0.02)% (4)	(0.02)% (4)	(0.02)% (4)	(0.02)% (4)	(0.02)% (4)	(0.02)% (4)	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	0.66%	0.91%	0.81%	0.65%	0.90%	0.80%	0.64%	0.89%	0.79%

(1)          Reflects pro forma amounts following the GA BlackRock Mid Cap Growth Portfolio Reorganizations.

(2)          “Management fees” have been restated to reflect the new management fee that will be effective upon the closing of the Reorganization.

(3)          The “Other Expenses” for Class III shares are based on estimated amounts.

(4)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.66%, 0.91%, and 0.81% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquired Portfolio, respectively, and 0.65%, 0.90%, and 0.80% of average daily net assets attributable to Class I, Class II and Class III shares of the Acquiring Portfolio, respectively. The expense reimbursement is subject to possible recoupment from each Portfolio in future years (or until the Closing Date with respect to the Acquired Portfolio) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreements will remain in effect until at least May 1, 2022 with respect to the Acquired Portfolio and through at least one year from the Closing Date with respect to the Acquiring Portfolio. The agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the GA BlackRock Mid Cap Growth Reorganizations) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
GA Goldman Mid Cap (Acquired Portfolio)	$67	$93	$83	$216	$294	$263	$377	$513	$459	$845	$1,141	$1,023
GA BlackRock Mid Cap Growth (Acquiring Portfolio)	$66	$92	$82	$212	$291	$260	$371	$507	$453	$833	$1,129	$1,012
GA BlackRock Mid Cap Growth (Acquiring Portfolio) Pro Forma(1)	$65	$91	$81	$205	$284	$252	$357	$493	$439	$798	$1,096	$978

(1)          Reflects pro forma amounts following the GA BlackRock Mid Cap Growth Reorganizations.

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolios’ performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 230% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 139% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar charts show performance of each Portfolio’s Class I shares for each full calendar year since the Portfolio’s inception and the tables show how the average annual total returns of each Portfolio’s Class I shares compared with the returns of an index that measures broad market performance. The performance in the bar charts and the tables do not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. Because all of the Portfolio’s shares for each Portfolio are invested in the same portfolio of securities, returns for each Portfolio’s Class II shares differ only to the extent that the classes do not have the same expenses. You should be aware that each Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	4th Quarter 2020	20.71%
Lowest Quarter	1st Quarter 2020	(34.20)%

The year-to-date return for the Acquired Portfolio’s Class I shares as of March 31, 2021 was 14.22%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	0.24%	3.38%
Class II shares return before taxes	(0.03)%	3.10%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	6.58%

The Acquiring Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	29.93%
Lowest Quarter	1st Quarter 2020	(18.91)%

The year-to-date return for the Acquiring Portfolio’s Class I shares as of March 31, 2021 was 0.12%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	36.52%	20.77%
Class II shares return before taxes	36.13%	20.50%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	20.90%

SYNOPSIS – COMPARISON OF GA BLACKROCK SMALL CAP AND GA BLACKROCK MID CAP GROWTH

Comparison of the Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Risks

The investment objective of each Portfolio is the same. Each Portfolio seeks to provide long-term capital appreciation. The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Board upon 60 days’ written notice to shareholders. Each Portfolio has the same fundamental investment restrictions. Each Portfolio has some similar principal investment strategies, but there are some differences in the Portfolios’ principal investment strategies that you should consider.

•                  Under normal market circumstances, the Acquired Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies.  In comparison, under normal circumstances, the Acquiring Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies.

•                  The Acquired Portfolio will primarily invest in equity securities of companies with similar capitalizations of the companies included in the Russell 2000® Index while the Acquiring Portfolio will primarily invest in equity securities of companies with similar capitalizations of the companies included in the Russell Midcap® Growth Index. Each Portfolio may invest in securities outside of the capitalization range of its respective benchmark index.

•                  With respect to the Acquiring Portfolio, the growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin. In comparison, the Acquired Portfolio will invest across investment styles (e.g., growth, core, and value investing styles).

•                  Each Portfolio is sub-advised by BlackRock.

•                  Each Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

•                  Each Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively.

•                  The Acquired Portfolio’s benchmark index is the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-capitalization sector of the U.S. equity market. In comparison, the Acquiring Portfolio’s benchmark is the Russell Midcap® Growth Index. The Russell Midcap® Growth Index is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

The following comparisons summarize the principal investment strategies of each Portfolio.

	GA BLACKROCK SMALL CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK MID CAP GROWTH (ACQUIRING PORTFOLIO)
Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar capitalizations of the companies included in the Russell 2000® Index. However, the

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar capitalizations of the companies included in the Russell Midcap®

GA BLACKROCK SMALL CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK MID CAP GROWTH (ACQUIRING PORTFOLIO)

Portfolio may invest in securities outside the Russell 2000® Index capitalization range. The model systematically tracks and ranks the characteristics of stocks of small-capitalization issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser is BlackRock.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index.

The Portfolio’s benchmark index is the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-capitalization sector of the U.S. equity market.

Growth Index. However, the Portfolio may invest in securities outside the Russell Midcap® Growth Index capitalization range. The model systematically tracks and ranks the characteristics of large- and mid-capitalization growth issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser is BlackRock. The growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell Midcap® Growth Index.

The Portfolio’s benchmark index is the Russell Midcap® Growth Index. The Russell Midcap® Growth Index is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher

GA BLACKROCK SMALL CAP (ACQUIRED PORTFOLIO)	GA BLACKROCK MID CAP GROWTH (ACQUIRING PORTFOLIO)
forecasted growth values.

The Acquiring Portfolio’s principal investment strategies, including the additional markets to which you may be exposed as a shareholder of the Acquiring Portfolio, may impact performance and the risk/return profile of your investment. The investment philosophy and investment process of the Portfolios are described in more detail in Appendix B.

The Portfolios are subject to similar principal risks; however, the degree to which each Portfolio is subject to any particular investment risk will depend on the extent to which the Portfolio is invested in a particular security or types of securities that expose the Portfolio to such risk. Each Portfolio is subject to the following principal risks: Convertible Securities Risk, Derivatives Risk, Equity Risk, Issuer Risk, Management Risk, Market Risk, Quantitative Investing Risk and Settlement Risk. The Acquired Portfolio is also subject to the following principal risks: Small Cap Risk and Liquidity Risk. The Acquiring Portfolio is also subject to the following principal risks: Growth Stock Risk, Mid Cap Risk and Portfolio Turnover Rate Risk. The risk profiles of the Acquired Portfolio and the Acquiring Portfolio are comparable.

The descriptions of these principal risks are described in the “COMPARISON OF THE PRINCIPAL RISKS” section below.

Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio

Fees and Expenses

The fees and expenses of each Portfolio and estimated pro forma fees and expenses after giving effect to the GA Goldman Mid Cap and GA BlackRock Small Cap into GA BlackRock Mid Cap Growth (“GA BlackRock Mid Cap Growth Reorganizations”) are shown in the table below. The fees and expenses of each Portfolio are based on the fees and expenses of the Portfolios for the twelve months ended December 31, 2020; except as noted in the footnotes to the tables below. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Portfolio after giving effect to the GA BlackRock Mid Cap Growth Reorganizations. Pro forma numbers are estimated in good faith and are hypothetical. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of a Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GA BlackRock Small Cap (Acquired Portfolio)			GA BlackRock Mid Cap Growth (Acquiring Portfolio)			GA BlackRock Mid Cap Growth (Acquiring Portfolio) Pro Forma(1)
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
Management Fees	0.54%	0.54%	0.54%	0.55%	0.55%	0.55%	0.54%(2)	0.54%(2)	0.54%(2)
Distribution and Service (12b-1) Fees	None	0.25%	0.15%	None	0.25%	0.15%	None	0.25%	0.15%
Other Expenses(3)	0.16%	0.16%	0.16%	0.12%	0.12%	0.12%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%	None	None	None	None	None	None
Total Annual Portfolio Operating Expenses	0.71%	0.96%	0.86%	0.67%	0.92%	0.82%	0.64%	0.89%	0.79%
Fee Waiver and/or Reimbursement	(0.05)% (5)	(0.05)% (5)	(0.05)% (5)	(0.02)% (5)	(0.02)% (5)	(0.02)% (5)	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	0.66%	0.91%	0.81%	0.65%	0.90%	0.80%	0.64%	0.89%	0.79%

(1)          Reflects pro forma amounts following the GA BlackRock Mid Cap Growth Reorganizations.

(2)          “Management fees” have been restated to reflect the new management fee that will be effective upon the closing of the Reorganization.

(3)          The “Other Expenses” for Class III shares are based on estimated amounts.

(4)          Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

(5)          The Adviser has contractually agreed to waive its fees and to reimburse expenses to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 0.65%, 0.90%, and 0.80% of average daily net assets attributable to Class I, Class II and Class III shares of either Portfolio, respectively. The expense reimbursement is subject to possible recoupment from each Portfolio in future years (or until the Closing Date with respect to the Acquired Portfolio) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment. The agreements will remain in effect until at least May 1, 2022 with respect to the Acquired Portfolio and through at least one year from the Closing Date with respect to the Acquiring Portfolio. The agreements may be terminated only by the Board, on 60 days’ written notice to the Adviser.

Example

The examples below are intended to help you compare the cost of investing in the Portfolios and in the Acquiring Portfolio (after the GA BlackRock Mid Cap Growth Reorganizations) on a pro forma basis. The examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year).

The pro forma expense examples are estimated. The expense examples do not include the cost of the Reorganization. Your actual costs may be higher or lower. Based on these assumptions, you would pay the following expenses whether or not you were to redeem your investment at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
Share Classes	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III	Class I	Class II	Class III
GA BlackRock Small Cap (Acquired Portfolio)	$67	$93	$83	$222	$301	$269	$390	$526	$472	$878	$1,173	$1,056
GA BlackRock Mid Cap Growth (Acquiring Portfolio)	$66	$92	$82	$212	$291	$260	$371	$507	$453	$833	$1,129	$1,012
GA BlackRock Mid Cap Growth (Acquiring Portfolio) Pro Forma(1)	$65	$91	$81	$205	$284	$252	$357	$493	$439	$798	$1,096	$978

(1)          Reflects pro forma amounts following the GA BlackRock Mid Cap Growth Reorganizations.

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect a Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquired Portfolio was 43% of the average value of its portfolio. During the most recent fiscal year ended on December 31, 2020, the portfolio turnover rate for the Acquiring Portfolio was 139% of the average value of its portfolio.

Performance of the Acquired Portfolio and the Acquiring Portfolio

The bar charts and performance tables below show the variability of each Portfolio’s returns, which is some indication of the risks of investing in the Portfolio. The bar charts show performance of each Portfolio’s Class I shares for each full calendar year since the Portfolio’s inception and the tables show how the average annual total returns of each Portfolio’s Class I shares compared with the returns of an index that measures broad market performance. The performance in the bar charts and the tables do not include the effect of variable contract charges. If variable contract charges had been included, performance would have been lower. Because all of the Portfolio’s shares for each Portfolio are invested in the same portfolio of securities, returns for each Portfolio’s Class II shares differ only to the extent that the classes do not have the same expenses. You should be aware that each Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.

The Acquired Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	4th Quarter 2020	31.71%
Lowest Quarter	1st Quarter 2020	(31.32)%

The year-to-date return for the Acquired Portfolio’s Class I shares as of March 31, 2021 was 13.00%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	20.80%	12.65%
Class II shares return before taxes	20.41%	12.35%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	19.96%	10.77%

The Acquiring Portfolio

Class I Annual Total Return by Calendar Year

Highest Quarter	2nd Quarter 2020	29.93%
Lowest Quarter	1st Quarter 2020	(18.91)%

The year-to-date return for the Acquiring Portfolio’s Class I shares as of March 31, 2021 was 0.12%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

	One Year	Since Inception (November 1, 2017)
Class I shares return before taxes	36.52%	20.77%
Class II shares return before taxes	36.13%	20.50%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59%	20.90%

COMPARISON OF THE PRINCIPAL RISKS

There is no assurance that a Portfolio will achieve its investment objective. Each Portfolio’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolios. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment.

	Reorganization into GA BlackRock Core		Reorganization into GA BlackRock International
Principal Risks	Acquired Portfolio (GA BlackRock U.S. Core)	Acquiring Portfolio (GA BlackRock Core)	Acquired Portfolio (GA Goldman Global Equity)	Acquiring Portfolio (GA BlackRock International)
Affiliated Underlying Fund Risk	No	No	No	Yes
Convertible Securities Risk	Yes	Yes	No	Yes
Depositary Receipts Risk	No	Yes	No	Yes
Derivatives Risk	Yes	Yes	Yes	Yes
Emerging Markets Risk	No	No	Yes	Yes
ETF Risk	No	No	No	Yes
Equity Risk	Yes	Yes	Yes	Yes
Forward Currency Contracts Risk	No	No	No	Yes
Foreign Currency Risk	No	Yes	Yes	Yes
Foreign Investment Risk	No	Yes	Yes	Yes
Investment Style Risk	No	No	Yes	No
Issuer Risk	Yes	Yes	Yes	Yes
Management Risk	Yes	Yes	Yes	Yes
Market Risk	Yes	Yes	Yes	Yes
Mid Cap Risk	No	No	Yes	No
Over-the-Counter Transactions Risk	No	No	No	Yes
Portfolio Turnover Rate Risk	Yes	Yes	Yes	Yes
Quantitative Investing Risk	Yes	Yes	Yes	Yes
Settlement Risk	Yes	Yes	No	Yes
Small Cap Risk	No	No	Yes	No
Underlying Fund Risk	No	No	No	Yes

	Reorganization into GA BlackRock Growth		Reorganizations into GA BlackRock Mid Cap Growth
Principal Risks	Acquired Portfolio (GA Goldman Large Cap)	Acquiring Portfolio (GA BlackRock Growth)	Acquired Portfolio (GA Goldman Mid Cap)	Acquired Portfolio (GA BlackRock Small Cap)	Acquiring Portfolio (GA BlackRock Mid Cap Growth)
Convertible Securities Risk	No	Yes	No	Yes	Yes
Depositary Receipts Risk	No	Yes	No	No	No
Derivatives Risk	Yes	Yes	Yes	Yes	Yes
Equity Risk	Yes	Yes	Yes	Yes	Yes
Foreign Currency Risk	No	Yes	No	No	No
Foreign Investments Risk	Yes	Yes	No	No	No
Growth Stock Risk	Yes	Yes	No	No	Yes
Investment Style Risk	Yes	No	Yes	No	No
Issuer Risk	Yes	Yes	Yes	Yes	Yes
Liquidity Risk	No	No	No	Yes	No
Management Risk	Yes	Yes	Yes	Yes	Yes
Market Risk	Yes	Yes	Yes	Yes	Yes
Mid Cap Risk	No	No	Yes	No	Yes
Portfolio Turnover Rate Risk	Yes	Yes	Yes	No	Yes
Quantitative Investing Risk	Yes	Yes	Yes	Yes	Yes
Settlement Risk	No	Yes	No	Yes	Yes
Small Cap Risk	No	No	No	Yes	No
Value Stock Risk	No	No	Yes	No	No

Affiliated Underlying Fund Risk – The Portfolio invests in Underlying Funds that are affiliated with a Sub-Adviser. The Sub-Adviser is subject to conflicts of interest when allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Sub-Adviser and its affiliates are also responsible for managing the Underlying Funds.

Convertible Securities Risk – The market value of a convertible security is usually inversely related to the market interest rate.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  A convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock into which it may be converted.

Depositary Receipts Risk – American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. The Portfolios may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted, including changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

Derivatives Risk – The use of derivatives may increase costs, reduce the Portfolios’ returns and/or increase volatility. The use of derivatives may also result in leverage, which can magnify the effects of changes in the value of investments, make such investments more volatile and expose the Portfolios to losses that exceed the initial amount invested. Many types of derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives are subject to risks arising from margin requirements.  In addition, the fluctuations in the values of derivatives may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose the Portfolios to losses and could make derivatives more difficult to value accurately.  Derivative investments are further subject to regulatory risks, from both U.S. and foreign regulators that may impact the availability, liquidity and costs associated with such investments and potentially limit the ability of mutual funds to invest in derivatives.

Emerging Markets Risk – Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

ETF Risk – Investments in underlying ETFs typically present the same risks as investments in conventional Underlying Funds. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. Because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Equity Risk – Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Forward Currency Contracts Risk – Use of forward currency contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Portfolios to establish a fixed rate of exchange for a future point in time.

Foreign Currency Risk – Exposure to foreign securities denominated in non-US dollar currencies will subject the Portfolios to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Growth Stock Risk – Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. The growth investing style can also fall out of favor, which may lead the Portfolios to underperform other funds that use different investing styles.

Investment Style Risk – Different investment styles may fall out of favor from time to time, which may cause the Portfolios to outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance or the historical and prospective earnings of the issuer.

Liquidity Risk – Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests, which may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions. Large redemptions by shareholders may have a negative impact on the Portfolio’s liquidity.

Management Risk – The Portfolios’ strategies may not produce the desired results, and may result in losses to the Portfolios.

Market Risk – Overall securities market risks may affect the value of individual securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could also have a significant impact on the Portfolios and their investments. The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations.

Mid Cap Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Over-the-Counter Transactions Risk – The Portfolios engage in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges, with OTC transactions subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations.

Portfolio Turnover Rate Risk – A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, including higher transaction costs, which must be borne by the Portfolios and their shareholders.

Quantitative Investing Risk – Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues).

Settlement Risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. If the Portfolios cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolios could be liable for any losses incurred.

Small Cap Risk – Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have more limited product lines, markets and financial resources and may depend on a relatively small management group.

Underlying Fund Risk – Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolios. As a result, your cost of investing in the Portfolios will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in stocks and bonds. Because the Portfolios’ investments include shares of the Underlying Funds, the Portfolios’ risks include the risks of each Underlying Fund.

Value Stock Risk – Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Sub-Adviser misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolios’ performances may sometimes be lower or higher than that of other types of mutual funds.

REASONS FOR THE REORGANIZATIONS, BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATIONS

The Reorganizations were presented to the Board for consideration and approval at a meeting held on May 4, 2021. In advance of the meeting, the Board requested and received detailed information regarding the Reorganizations. After reviewing and evaluating this information for each Reorganization individually, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust (such Trustees are referred to as the “Independent Trustees”), unanimously approved the Reorganizations as set forth in the Plan. In approving each Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Acquired Portfolio and its corresponding Acquiring Portfolio would not be diluted as a result of the Reorganization, and that each Reorganization was in the best interests of the Acquired Portfolio and the corresponding Acquiring Portfolio. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. In reviewing each Reorganization, the Board was assisted by counsel for the Portfolios, and the Independent Trustees also were separately assisted by independent legal counsel. The Board considered all factors deemed pertinent in its business judgment, including the following:

•      Each Reorganization is expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of one or more Acquired Portfolios with the corresponding Acquiring Portfolio’s assets.

•      Each Acquiring Portfolio will be the survivor for accounting and performance purposes.

•     The management fee schedule for each Acquiring Portfolio compared to the management fee schedule for the corresponding Acquired Portfolio and the gross and net annual fund operating expenses of each class of each Combined Portfolio compared to the gross and net annual fund operating expenses of the corresponding class of the corresponding Acquired Portfolio. See “SYNOPSIS - Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” section for each Reorganization.

•      With respect to certain of the Reorganizations, the Adviser has agreed to reduce the expense limit for each class of the Combined Portfolio to match that of the Acquired Portfolio through at least one year from the Closing Date.

•      Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same investment adviser, GAIA, but the sub-adviser and the portfolio managers were different for the following reorganizations: (i) Reorganization of GA Goldman Global Equity into GA BlackRock International; (ii) Reorganization of GA Goldman Large Cap into GA BlackRock Growth; and (iii) Reorganization of GA Goldman Mid Cap into GA BlackRock Mid Cap Growth. GAIA will continue to oversee the investment program of each Acquiring Portfolio and the performance of the sub-adviser after consummation of each Reorganization. BlackRock will continue to serve as the sub-adviser for each Combined Portfolio. Each Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Portfolio shareholders currently receive.

•      Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same investment objective. Each Acquired Portfolio and the corresponding Acquiring Portfolio have the same fundamental investment policies.

•      Each Acquired Portfolio and the corresponding Acquiring Portfolio have some similar principal investment strategies and principal risks, but there are some differences. The Adviser believes that the similarities between the Portfolios outweigh the differences.

•      The terms and conditions of the Plan, including that each Reorganization will not dilute the interests of the shareholders of the Acquired Portfolio and corresponding Acquiring Portfolio because the Acquired Portfolio shareholders will receive shares of the Acquiring Portfolio with the same aggregate net asset value as their Acquired Portfolio shares at the time of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS - The Agreement and Plan of Reorganization.”

•      With respect to each Reorganization, shareholders of the Acquired Portfolio and the corresponding Acquiring Portfolio are not expected to recognize gain or loss as a result of the Reorganization. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS – Tax Considerations.”

•      The fact that certain assets of each Acquired Portfolio would be transferred to the corresponding Acquiring Portfolio and then sold by the Acquiring Portfolio in connection with the Reorganization.

•      The Reorganizations are not expected to have any tax impact on shareholders of the Acquired Portfolios because the Acquired Portfolios are investment options under tax deferred variable insurance contracts.

•      The fact that the Adviser would bear the costs of the Reorganization and the estimated costs associated with each Reorganization.

•      The share class structure of each Acquired Portfolio and corresponding Acquiring Portfolio, including that each Acquired Portfolio will receive shares of the corresponding class of the corresponding Acquiring Portfolio. The Board also considered that Class I shares for GA BlackRock Growth would commence operations upon on the Closing Date.

•      The relative size of each Acquired Portfolio and the corresponding Acquiring Portfolio.

•      Each Reorganization does not require shareholder approval.

•      The Adviser believes that each Reorganization provides a better resolution for the Acquired Portfolio as compared to other options, such as allowing the Acquired Portfolio to continue to operate, merging the Acquired Portfolio into another fund (including that the Acquiring Portfolio is a better merger candidate than other series of the Trust identified as potential merger candidates), changing an Acquired Portfolio’s sub-adviser or liquidating the Acquired Portfolio. In the case of a liquidation, the Adviser believes that a liquidation likely would require shareholder approval to allow certain insurance companies to substitute shares of another portfolio in the place of an Acquired Portfolio under the Contract Holders’ insurance contracts, which could be a lengthy and costly process and such other portfolios may be inconsistent with the investment intentions of such Contract Holders.

•      The performance of each Acquired Portfolio and the corresponding Acquiring Portfolio. Unless otherwise noted below, performance information provided below is as of March 31, 2021 and reflects the Portfolios’ gross performance (i.e. performance before the deduction of fees, expenses or taxes).

o     GA BlackRock U.S. Core into GA BlackRock Core

•      The Acquiring Portfolio has ranked in the second quartile (first quartile being the best) relative to its peers for the one-year and since inception periods and in the third quartile for the three-year period, whereas the Acquired Portfolio has ranked in the third quartile relative to its peers for the same periods.

o     GA Goldman Global Equity into GA BlackRock International

•      The Acquiring Portfolio has ranked in the first quartile relative to its peers for the one-year period and in the second quartile for the three-year and since inception periods, whereas the Acquired Portfolio has ranked in the third quartile relative to its peers for each period.

o     GA Goldman Large Cap into GA BlackRock Growth

•      The Acquiring Portfolio has ranked in the third quartile relative to its peers for the one-year, three-year and since inception periods whereas the Acquired Portfolio has ranked in the fourth quartile relative to its peers for the three-year and since inception periods and in the second quartile for the one-year period.

o     GA Goldman Mid Cap and GA BlackRock Small Cap into GA BlackRock Mid Cap Growth

•      GA Goldman Mid Cap has ranked in the fourth quartile relative to its peers for the three-year and since inception periods and in the second quartile for the one-year period. GA BlackRock Small Cap has ranked in the first quartile relative to its peers for the one-year, three-year and since inception periods. The Acquiring Portfolio has ranked in the third quartile relative to its peers for the one-year, three-year and since inception periods and outperformed GA Goldman Mid Cap for and GA BlackRock Small Cap for the three-year and since inception periods on a gross basis.

•      Each Reorganization may result in some potential benefits to the Adviser and its affiliates, including cost savings, resulting from managing one Combined Portfolio rather than two separate Portfolios because the fixed costs involved with operating the Combined Portfolio will be spread across a larger asset base following the Reorganization. The Adviser estimates that its net profitability for the Combined Portfolios will marginally increase as a result of the Reorganizations.

MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser and Sub-Advisers

The Investment Adviser

Global Atlantic Investment Advisors, LLC, (the “Adviser”), located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204, serves as the adviser to the Portfolios. Subject to the oversight of the Portfolios’ Board of Trustees, the Adviser is responsible for the provision of all investment advisory and portfolio management services for the Portfolios including establishing and recommending modifications to each Portfolio’s investment objective, strategies, policies and restrictions. The Adviser has the responsibility, subject to oversight by the Board of Trustees, for the selection and oversight of any sub-adviser, including recommending for the Board’s consideration the termination and replacement of any sub-adviser. As part of its ongoing oversight of each Portfolio’s Sub-Adviser(s), the Adviser is responsible for monitoring the Sub-Adviser’s performance and adherence to each Portfolio’s investment objective, strategies, policies and restrictions as well as the Sub-Adviser’s compliance and operational matters.

The Adviser is also responsible for overseeing the administration of the affairs of the Portfolios by various service providers, including, but not limited to, (i) financial administrative services related to the preparation of shareholder reports, evaluation of internal financial controls and the preparation and filing of periodic financial reporting regulatory documentation, (ii) compliance, legal and other regulatory services, and (iii) certain tax services related to the calculation of distributions, the preparation of tax disclosures, tax returns and shareholder reporting.

The Adviser and the Portfolios were granted an exemptive order from the SEC that allows the Adviser to hire a new sub-adviser or sub-advisers and/or change a sub-adviser or sub-advisers without shareholder approval. The Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee each Portfolio’s Sub-Adviser(s) and recommend its hiring, termination and replacement. Within 90 days after hiring any new sub-adviser, the applicable contract holders will receive information about the new sub-advisory relationship.

The Adviser registered with the SEC as an investment adviser in 2013.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreements for the Portfolios, is available in the Portfolios’ annual report for the period ended December 31, 2020.

Upon the closing of the Reorganization, each Acquiring Portfolio’s contractual management fee rates will be the same or lower than those of the corresponding Acquired Portfolio. The following chart compares the contractual management fee of each Acquired Portfolio and its corresponding Acquiring Portfolio. The rates set forth below for each Acquiring Portfolio are the contractual rates that will be effective as of the closing of the Reorganization.

Reorganization into GA BlackRock Core:

	Acquired Portfolio (GA BlackRock U.S. Core)	Acquiring Portfolio (GA BlackRock Core)
Annual Advisory Fee Rate	0.39% on first $1 billion 0.37% on next $1 billion 0.35% over $2 billion	0.39% on first $1 billion 0.37% on next $1 billion 0.35% over $2 billion

Reorganization into GA BlackRock International

	Acquired Portfolio (GA Goldman Global Equity)	Acquiring Portfolio (GA BlackRock International)*
Annual Advisory Fee Rate	0.63% on first $250 million 0.61% on next $250 million 0.58% on next $500 million 0.55% over $1 billion	0.60% on first $500 million 0.58% on next $500 million 0.55% over $1 billion

*                  Prior to the Closing Date, the Annual Advisory Fee Rate for GA BlackRock International was as follows: 0.60% on first $1 billion; 0.58% on next $1 billion; and 0.56% over $2 billion.

Reorganization into GA BlackRock Growth

	Acquired Portfolio (GA Goldman Large Cap)	Acquiring Portfolio (GA BlackRock Growth)**
Annual Advisory Fee Rate	0.37% on first $250 million 0.35% on next $250 million 0.34% on next $500 million 0.32% over $1 billion	0.37% on first $250 million 0.35% on next $250 million 0.34% on next $500 million 0.32% over $1 billion

**            Prior to the Closing Date, the Annual Advisory Fee Rate for GA BlackRock Growth was as follows: 0.45% on first $1 billion; 0.43% on next $1 billion; and 0.41% over $2 billion.

Reorganizations into GA BlackRock Mid Cap Growth

	Acquired Portfolio (GA Goldman Mid Cap)	Acquired Portfolio (GA BlackRock Small Cap)	Acquiring Portfolio (GA BlackRock Mid Cap Growth)***
Annual Advisory Fee Rate	0.55% on first $250 million 0.53% on next $250 million 0.51% on next $500 million 0.48% over $1 billion	0.54% on first $1 billion 0.52% on next $1 billion 0.50% over $2 billion	0.54% on first $250 million 0.53% on next $250 million 0.51% on next $500 million 0.48% over $1 billion

***      Prior to the Closing Date, the Annual Advisory Fee Rate for GA BlackRock Mid Cap Growth was as follows: 0.55% on first $1 billion; 0.53% on next $1 billion; and 0.51% over $2 billion.

For the fiscal year ended December 31, 2020, each Portfolio paid the Adviser the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:

	Reorganization into GA BlackRock Core		Reorganization into GA BlackRock International
	Acquired Portfolio (GA BlackRock U.S. Core)	Acquiring Portfolio (GA BlackRock Core)	Acquired Portfolio (GA Goldman Global Equity)	Acquiring Portfolio (GA BlackRock International)
Net Effective Management Fee	0.32%	0.37%	0.38%	0.46%

	Reorganization into GA BlackRock Growth		Reorganizations into GA BlackRock Mid Cap Growth
	Acquired Portfolio (GA Goldman Large Cap)	Acquiring Portfolio (GA BlackRock Growth)	Acquired Portfolio (GA Goldman Mid Cap)	Acquired Portfolio (GA BlackRock Small Cap)	Acquiring Portfolio (GA BlackRock Mid Cap Growth)
Net Effective Management Fee	0.34%	0.37%	0.52%	0.48%	0.51%

The Adviser has contractually agreed to waive its advisory fees and to reimburse Portfolio expenses so that the total annual operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) of a Portfolio do not exceed the following levels of the daily average net assets attributable to each respective class of shares. With respect to the Reorganization of GA Goldman Large Cap into GA BlackRock Growth and the Reorganization of GA Goldman Global Equity into GA BlackRock International, the Adviser has agreed to reduce the expense limit for each class of the Combined Portfolios to match that of the respective Acquired Portfolio through at least one year from the Closing Date.  The expense reimbursement is subject to possible recoupment from the Portfolios in future years (or until the Closing Date with respect to the Acquired Portfolios) on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. After the Closing Date, the expense reimbursement is subject to possible recoupment from the Acquiring Portfolios only. The agreements will remain in effect until at least May 1, 2022 with respect to the Acquired Portfolios and GA BlackRock Core and through at least one year from the Closing Date with respect to the other Acquiring Portfolios (i.e. GA BlackRock International, GA BlackRock Growth, and GA BlackRock Mid Cap Growth).

	Reorganization into GA BlackRock Core		Reorganization into GA BlackRock International
	Acquired Portfolio (GA BlackRock U.S. Core)	Acquiring Portfolio (GA BlackRock Core)	Acquired Portfolio (GA Goldman Global Equity)	Acquiring Portfolio (GA BlackRock International)
Expense Limit Class I	0.50%	0.50%	0.77%	0.74%
Expense Limit Class II	0.75%	0.75%	1.02%	0.99%
Expense Limit Class III	0.65%	0.65%	0.92%	0.89%

	Reorganization into GA BlackRock Growth		Reorganizations into GA BlackRock Mid Cap Growth
	Acquired Portfolio (GA Goldman Large Cap)	Acquiring Portfolio (GA BlackRock Growth)*	Acquired Portfolio (GA Goldman Mid Cap)	Acquired Portfolio (GA BlackRock Small Cap)	Acquiring Portfolio (GA BlackRock Mid Cap Growth)
Expense Limit Class I	0.48%	0.48%	0.66%	0.65%	0.65%
Expense Limit Class II	0.73%	0.73%	0.91%	0.90%	0.90%
Expense Limit Class III	0.63%	0.63%	0.81%	0.80%	0.80%

*                  Prior to the Reorganization, the expense limit for GA BlackRock Growth was 0.56%, 0.81% and 0.71% for Class I, Class II and Class III shares, respectively.

This agreement may be terminated only by the Portfolios’ Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Portfolios’ expenses and boost their performance.

With respect to GA BlackRock International and GA BlackRock Growth, the Adviser has contractually agreed to establish an expense limitation arrangement applicable to each share class of each such Acquiring Portfolio, under which the Adviser will reimburse each such Acquiring Portfolio’s expenses such that the total annual operating expense ratio of each class of shares of each such Acquiring Portfolio will not exceed the current total operating expense ratio of the corresponding share class of the corresponding Acquired Portfolio for one year following the Closing Date. Following the expiration of the one-year expense limitation arrangement, it is possible that the total annual fund operating expenses of certain share classes of GA BlackRock International and GA BlackRock Growth may be higher than the total annual fund operating expenses of the corresponding share class of its Acquired Portfolio, based in part on the asset size of the Acquiring Portfolio at that time.

The Sub-Advisers

The Adviser entered into a sub-advisory agreement with BlackRock on behalf of the GA BlackRock U.S. Core, GA BlackRock Core, GA BlackRock International, GA BlackRock Growth, GA BlackRock Small Cap and GA BlackRock Mid Cap Growth (individually, a “Global Atlantic BlackRock Portfolio,” collectively, the “Global Atlantic BlackRock Portfolios”). BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock is a registered investment advisor and a commodity pool operator organized in Princeton, New Jersey. BlackRock, Inc. and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020. BlackRock is located at 1 University Square, Princeton, NJ 08536.  BlackRock is paid by the Adviser, not the Portfolios.

The Adviser entered into a sub-advisory agreement with GSAM on behalf of GA Goldman Global Equity, GA Goldman Large Cap and GA Goldman Mid Cap (individually, a “Global Atlantic Goldman Sachs Portfolio,” collectively, the “Global Atlantic Goldman Sachs Portfolios”).  GSAM, a registered investment adviser, is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., with principal offices located at 200 West Street, New York, NY 10282. As of December 31, 2020, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.954 trillion. GSAM is paid by the Adviser, not the Portfolios.

The following individuals have responsibility for the day-to-day management of each Portfolio:

Reorganization of GA BlackRock U.S. Core into GA BlackRock Core

Portfolios	Portfolio Managers
Acquired Portfolio (GA BlackRock U.S. Core) and Acquiring Portfolio (GA BlackRock Core)

Raffaele Savi, Managing Director of BlackRock since 2009, Head of North American, European and Developed Market Equity, Managing Director from 2002 to 2009 of Barclays Global Investors, Head of Portfolio Management Active Equity.

Travis Cooke, Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Reorganizations of GA Goldman Global Equity into GA BlackRock International

Portfolios	Portfolio Managers
Acquired Portfolio (GA Goldman Global Equity)

Len Ioffe, CFA, Managing Director of GSAM, has been a senior portfolio manager in the Quantitative Investment Strategies Group since 2001. He is responsible for equity portfolios in developed and emerging markets, overseeing new product development, portfolio design, implementation and ongoing management.

Portfolios	Portfolio Managers

Previously, Mr. Ioffe performed portfolio construction and risk analysis of domestic and international quantitative equity portfolios and implemented different trading strategies from 1996 to 2000. He joined Goldman Sachs in 1994 and was named managing director in 2004.

Osman Ali, CFA, Managing Director of GSAM, is global co-head of the Quantitative Equity Alpha business within GSAM’s QIS Group. Mr. Ali oversees all aspects of the team’s activities across investment research, portfolio management, trading and business strategy. Mr. Ali joined Goldman Sachs in 2003 as an analyst. He was named managing director in 2011. Previously, Mr. Ali was the co-lead portfolio manager for the QIS team’s Japanese active equity portfolios and later became the lead portfolio manager for the team’s US active equity portfolios. He has been involved in the research and implementation of QIS equity investment models since joining the team in 2005.

James (Kwang Yeon) Park, Managing Director of GSAM, is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team and head of research and portfolio management for the Macro Alpha team within GSAM’s QIS platform. Mr. Park works on both signal and implementation research in various macro assets including equities, fixed-income, currencies and commodities. Mr. Park also serves as the lead portfolio manager for the country tilt strategy in Global, International, Kokusai and European equity mandates. Previously, he was the lead portfolio manager for event-driven strategy in a number of macro hedge funds. Mr. Park was also involved in the research of QIS single stock selection model. He joined Goldman Sachs in 2004 as an analyst in the Quantitative Resources Group.

Takashi Suwabe, PhD, Managing Director of GSAM, is a senior portfolio manager and head of research for the Equity Alpha business in the QIS Group within GSAM. He joined Goldman Sachs in 2004 as a member of the Japan Portfolio Strategy Group in Global Investment Research and transferred to QIS in 2009 as a senior equity researcher. Mr. Suwabe was named managing director in 2012. Prior to joining the firm, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute.

Dennis Walsh, Managing Director of GSAM, is global co-head of the Quantitative Equity Alpha business within GSAM’s QIS Group. Mr. Walsh oversees all aspects of the team’s activities across investment research, portfolio management, trading and business strategy. Previously, he was a senior portfolio manager and co-head of equity research and portfolio management for the QIS group. Mr. Walsh joined the QIS group in 2009 as an equity researcher responsible for developing global stock selection models. Mr. Walsh initially joined Goldman Sachs in 2005 and was named managing director in 2015.

Acquiring Portfolio (GA BlackRock International)

Raffaele Savi, Managing Director of BlackRock since 2009, Head of North American, European and Developed Market Equity, Managing Director from 2002 to 2009 of Barclays Global Investors, Head of Portfolio Management Active Equity.

Kevin Franklin, Managing Director of BlackRock since 2010.  In 2009 Mr. Franklin was head of Automated Trading at Marble Bar Asset Management in London, where he was responsible for MBAM’s European systematic equity long-short product.  From 2004 to 2009, Mr. Franklin was a Principal at Barclays Global Investors.

Reorganization of GA Goldman Large Cap into GA BlackRock Growth

Portfolios	Portfolio Managers
Acquired Portfolio (GA Goldman Large Cap)

Len Ioffe, CFA, Managing Director of GSAM, has been a senior portfolio manager in the Quantitative Investment Strategies Group since 2001. He is responsible for equity portfolios in developed and emerging markets, overseeing new product development, portfolio design, implementation and ongoing management. Previously, Mr. Ioffe performed portfolio construction and risk analysis of domestic and international quantitative equity portfolios and implemented different trading strategies from 1996 to 2000. He joined Goldman Sachs in 1994 and was named managing director in 2004.

Osman Ali, CFA, Managing Director of GSAM, is global co-head of the Quantitative Equity Alpha business within GSAM’s QIS Group. Mr. Ali oversees all aspects of the team’s activities across investment research, portfolio management, trading and business strategy. Mr. Ali joined Goldman Sachs in 2003 as an analyst. He was named managing director in 2011. Previously, Mr. Ali was the co-lead portfolio manager for the QIS team’s Japanese active equity portfolios and later became the lead portfolio manager for the team’s US active equity portfolios. He has been involved in the research and implementation of QIS equity investment models since joining the team in 2005.

Dennis Walsh, Managing Director of GSAM, is global co-head of the Quantitative Equity Alpha business within GSAM’s QIS Group. Mr. Walsh oversees all aspects of the team’s activities across investment research, portfolio management, trading and business strategy. Previously, he was a senior portfolio manager and co-head of equity research and portfolio management for the QIS group. Mr. Walsh joined the QIS group in 2009 as an equity researcher responsible for developing global stock selection models. Mr. Walsh initially joined Goldman Sachs in 2005 and was named managing director in 2015.

Takashi Suwabe, PhD, Managing Director of GSAM, is a senior portfolio manager and head of research for the Equity Alpha business in the QIS Group within GSAM. He joined Goldman Sachs in 2004 as a member of the Japan Portfolio Strategy Group in Global Investment Research and transferred to QIS in 2009 as a senior equity researcher. Mr. Suwabe was named managing director in 2012. Prior to joining the firm, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute.

Acquiring Portfolio (GA BlackRock Growth)

Raffaele Savi, Managing Director of BlackRock since 2009, Head of North American, European and Developed Market Equity, Managing Director from 2002 to 2009 of Barclays Global Investors, Head of Portfolio Management Active Equity.

Travis Cooke, Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Reorganizations of GA Goldman Mid Cap and GA BlackRock Small Cap into GA BlackRock Mid Cap Growth

Portfolios	Portfolio Managers
Acquired Portfolio (GA Goldman Mid Cap)

Len Ioffe, CFA, Managing Director of GSAM, has been a senior portfolio manager in the Quantitative Investment Strategies Group since 2001. He is responsible for equity portfolios in developed and emerging markets, overseeing new product development, portfolio design, implementation and ongoing management. Previously, Mr. Ioffe performed portfolio construction and risk analysis of domestic and international quantitative equity portfolios and implemented different trading

Portfolios	Portfolio Managers

strategies from 1996 to 2000. He joined Goldman Sachs in 1994 and was named managing director in 2004.

Osman Ali, CFA, Managing Director of GSAM, is global co-head of the Quantitative Equity Alpha business within GSAM’s QIS Group. Mr. Ali oversees all aspects of the team’s activities across investment research, portfolio management, trading and business strategy. Mr. Ali joined Goldman Sachs in 2003 as an analyst. He was named managing director in 2011. Previously, Mr. Ali was the co-lead portfolio manager for the QIS team’s Japanese active equity portfolios and later became the lead portfolio manager for the team’s US active equity portfolios. He has been involved in the research and implementation of QIS equity investment models since joining the team in 2005.

Dennis Walsh, Managing Director of GSAM, is global co-head of the Quantitative Equity Alpha business within GSAM’s QIS Group. Mr. Walsh oversees all aspects of the team’s activities across investment research, portfolio management, trading and business strategy. Previously, he was a senior portfolio manager and co-head of equity research and portfolio management for the QIS group. Mr. Walsh joined the QIS group in 2009 as an equity researcher responsible for developing global stock selection models. Mr. Walsh initially joined Goldman Sachs in 2005 and was named managing director in 2015.

Takashi Suwabe, PhD, Managing Director of GSAM, is a senior portfolio manager and head of research for the Equity Alpha business in the QIS Group within GSAM. He joined Goldman Sachs in 2004 as a member of the Japan Portfolio Strategy Group in Global Investment Research and transferred to QIS in 2009 as a senior equity researcher. Mr. Suwabe was named managing director in 2012. Prior to joining the firm, Mr. Suwabe worked at Nomura Securities and Nomura Research Institute.

Acquired Portfolio (GA BlackRock Small Cap) and Acquiring Portfolio (GA BlackRock Mid Cap Growth)

Raffaele Savi, Managing Director of BlackRock since 2009, Head of North American, European and Developed Market Equity, Managing Director from 2002 to 2009 of Barclays Global Investors, Head of Portfolio Management Active Equity.

Travis Cooke, Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

The portfolio managers to each Acquiring Portfolio are expected to continue to serve as portfolio managers to the Acquiring Portfolio after the Reorganization. The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

The Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of an Acquired Portfolio to the corresponding Acquiring Portfolio solely in exchange for corresponding class of shares of the Acquiring Portfolio. Each Acquired Portfolio and the corresponding Acquiring Portfolio are set forth in the table below.

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
GA BlackRock U.S. Core Class I Shares Class II Shares Class III Shares	GA BlackRock Core Class I Shares Class II Shares Class III Shares
GA Goldman Global Equity Class I Shares Class II Shares Class III Shares	GA BlackRock International Class I Shares Class II Shares Class III Shares
GA Goldman Large Cap Class I Shares Class II Shares Class III Shares	GA BlackRock Growth Class I Shares* Class II Shares Class III Shares
GA Goldman Mid Cap Class I Shares Class II Shares Class III Shares	GA BlackRock Mid Cap Growth Class I Shares Class II Shares Class III Shares
GA BlackRock Small Cap Class I Shares Class II Shares Class III Shares	GA BlackRock Mid Cap Growth Class I Shares Class II Shares Class III Shares

* Class I Shares of GA BlackRock Growth will commence operations upon the closing of the Reorganization.

Each Acquired Portfolio will distribute the shares of the corresponding Acquiring Portfolio received in the exchange to its shareholders, and then the Acquired Portfolio will be liquidated.

After each Reorganization, each shareholder of an Acquired Portfolio will own shares in the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of shares of the Acquired Portfolio held by that shareholder as of the Valuation Time.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the corresponding Acquiring Portfolio in the names of the shareholders of the Acquired Portfolio and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Portfolio. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Portfolio in connection with their receipt of shares of the corresponding Acquiring Portfolio in the Reorganization.

The Plan requires that the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in Appendix A, which qualifies in its entirety the foregoing summary of the Plan.

Tax Considerations

Shares of the Acquired Portfolios are offered only through variable annuity and variable life products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of an Acquired Portfolio for shares of the corresponding Acquiring Portfolio. Prior to or at the completion of a Reorganization, the Acquired Portfolio and the corresponding Acquiring Portfolio will receive an opinion from the law firm of Dechert LLP, legal counsel to the Trust, substantially to the effect that either, (1) based upon certain facts, assumptions, and representations, the transaction contemplated by the Plan shall constitute a tax-free reorganization for federal income tax purposes; or (2) assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Portfolio.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Brokerage Expenses and Other Transaction Costs

In connection with each Reorganization, each Combined Portfolio may sell a portion of the assets obtained from the Acquired Portfolio after the closing of the Reorganization. After the consummation of each Reorganization, the sub-adviser may sell certain of the portfolio securities obtained from the Acquired Portfolio and purchase securities to more closely align the portfolio with the Combined Portfolio. With respect to each of these Reorganizations, cash and cash equivalents transferred as part of the Reorganization would be reinvested by the Combined Portfolio consistent with its principal investment strategy. The estimated amount of each Acquired Portfolio’s assets that will be sold by the corresponding Combined Portfolio upon the consummation of the Reorganization and the related brokerage and other transaction costs expected to be borne by the Adviser are set forth in the table below.

Acquired Portfolio	Estimated Percentage of the Acquired Portfolio’s Securities to be Sold	Estimated Transaction Costs (dollars and basis points (as a percentage of the Combined Portfolio’s assets))
GA BlackRock U.S. Core	0%	$0 (0 basis points)
GA Goldman Global Equity	65%	$1,660 (1 basis points)
GA Goldman Large Cap	30%	$2,329 (0 basis points)
GA Goldman Mid Cap	100%	$22,336 (2 basis points)
GA BlackRock Small Cap	100%	$6,418 (3 basis points)

The actual amounts of brokerage commissions and other transaction costs may change at the time of a Reorganization based on market conditions and other factors. Although capital gains may be generated as a result of the portfolio repositioning, the portfolio repositioning is not expected to result in taxable distributions for federal income tax purposes to the Contract Holders that invest in the Portfolios due to the tax deferred nature of such accounts. Please consult your financial or tax advisor for information regarding the tax consequences, if any, applicable to your investment.

Expenses of the Reorganization

With respect to each Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Information Statement/Prospectus; (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganizations, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Accounting Survivor

With respect to each Reorganization, the Acquiring Portfolio will be the accounting survivor.

CAPITALIZATION OF THE PORTFOLIOS AND FORM OF ORGANIZATION

Capitalization of the Portfolios

The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming each Reorganization occurred as of May 28, 2021. This information is generally referred to as the “capitalization” of a Portfolio. With respect to each Reorganization, the term “pro forma capitalization” means the expected capitalization of an Acquiring Portfolio after giving effect to the Reorganization(s) and assuming the Reorganization(s) occurred as of May 28, 2021. These numbers may differ as of the Closing Date.

Reorganization of GA BlackRock U.S. Core into GA BlackRock Core

	GA BlackRock U.S. Core (Acquired Portfolio)	GA BlackRock Core (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA BlackRock Core (Combined Portfolio) Pro Forma(2)
Net Assets
Class I	$22,797,436	$616,387,525	-	$639,184,961
Class II	$4,304,907	$36,920,037	-	$41,224,944
Class III(3)	N/A	N/A	N/A	N/A
Total Net Assets	$27,102,343	$653,307,562	-	$680,409,905
Shares Outstanding
Class I	1,475,867	39,038,832	-	40,482,622
Class II	279,407	2,343,965	-	2,617,292
Class III(3)	N/A	N/A	N/A	N/A
Net Asset Value Per Share
Class I	$15.45	$15.79	-	$15.79
Class II	$15.41	$15.75	-	$15.75
Class III(3)	N/A	N/A	N/A	N/A

Reorganization of GA Goldman Global Equity into GA BlackRock International

	GA Goldman Global Equity (Acquired Portfolio)	GA BlackRock International (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA BlackRock International (Combined Portfolio) Pro Forma(2)
Net Assets
Class I	$15,461,813	$112,407,267	-	$127,869,080
Class II	$13,163,866	$44,134,360	-	$57,298,226
Class III(3)	N/A	N/A	N/A	N/A
Total Net Assets	$28,625,679	$156,541,627	-	$185,167,305
Shares Outstanding
Class I	1,113,901	9,427,440	-	10,724,572
Class II	950,567	3,709,874	-	4,816,081
Class III(3)	N/A	N/A	N/A	N/A
Net Asset Value Per Share
Class I	$13.88	$11.92	-	$11.92
Class II	$13.85	$11.90	-	$11.90
Class III(3)	N/A	N/A	N/A	N/A

Reorganization of GA Goldman Large Cap into GA BlackRock Growth

	GA Goldman Large Cap (Acquired Portfolio)	GA BlackRock Growth (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA BlackRock Growth (Combined Portfolio) Pro Forma(2)(4)
Net Assets
Class I	$93,073,026	N/A	-	$93,073,026
Class II	$5,699,407	$19,512,117	-	$25,211,524
Class III(3)	N/A	N/A	N/A	N/A
Total Net Assets	$98,772,432	$19,512,117	-	$118,284,550
Shares Outstanding
Class I	5,517,325	N/A	-	5,414,370
Class II	338,897	1,135,081	-	1,466,634
Class III(3)	N/A	N/A	N/A	N/A
Net Asset Value Per Share
Class I	$16.87	N/A	-	$17.19
Class II	$16.82	$17.19	-	$17.19
Class III(3)	N/A	N/A	N/A	N/A

Reorganizations of GA Goldman Mid Cap and GA BlackRock Small Cap into GA BlackRock Mid Cap Growth

	GA Goldman Mid Cap (Acquired Portfolio)	GA BlackRock Small Cap (Acquired Portfolio)	GA BlackRock Mid Cap Growth (Acquiring Portfolio)	Pro Forma Adjustments(1)	GA BlackRock Mid Cap Growth (Combined Portfolio) Pro Forma(2)
Net Assets
Class I	$47,908,349	$10,410,535	$160,555,483	-	$218,874,367
Class II	$84,264,238	$10,031,758	$60,431,262	-	$154,727,259
Class III(3)	N/A	N/A	N/A	N/A	N/A
Total Net Assets	$132,172,588	$20,442,294	$220,986,745	-	$373,601,626
Shares Outstanding
Class I	3,668,028	681,831	9,283,546	-	12,656,530
Class II	6,468,976	658,231	3,500,179	-	8,960,283
Class III(3)	N/A	N/A	N/A	N/A	N/A
Net Asset Value Per Share
Class I	$13.06	$15.27	$17.29	-	$17.29
Class II	$13.03	$15.24	$17.27	-	$17.27
Class III(3)	N/A	N/A	N/A	N/A	N/A

(1)         The Adviser and not the Portfolios will bear all of the costs of each Reorganization. Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to each Acquired Portfolio based on its net asset value per share as of May 28, 2021 relative to the net asset value of the corresponding Acquiring Portfolio. Each Reorganization is expected to be completed after close of business on August 20, 2021, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)         Reflects pro forma amounts following the Reorganization.

(3)         As of the date of this Information Statement/Prospectus, Class III shares of the Portfolios have not commenced operations.

(4)     Class I shares of GA BlackRock Growth will commence operations upon the closing of the Reorganization of GA Goldman Large Cap into GA BlackRock Growth.

Form of Organization

Each Acquired Portfolio and Acquiring Portfolio is a series of the Trust. The Trust is a Delaware statutory trust and registered as an open-end management investment company. The Trust is governed by its Board, which currently consists of the five (5) trustees, three (3) of whom are not “interested persons” (as defined in the 1940 Act).

GENERAL INFORMATION

Independent Registered Public Accounting Firm

RSM US LLP has been appointed to serve as the Portfolios’ Independent Registered Public Accounting Firm. RSM US LLP is located at 555 Seventeenth Street, Suite 1200, Denver, CO 80202.

Shareholder Reports

Additional information about the Portfolios’ investments will also be available in the Portfolios’ Annual and Semi-Annual Reports to Shareholders. In the Portfolios’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year. To obtain a free copy of the Prospectus, SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Portfolios by calling the Portfolios (toll-free) at 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust
10 West Market Street, Suite 2300
Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

Share Ownership

As of June 15, 2021, to the knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of an Acquired Portfolio’s shares. As of June 15, 2021, to the knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of an Acquiring Portfolio’s shares. As of June 15, 2021, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Portfolios, except as listed in Appendix C. As of June 15, 2021, none of the Independent Trustees (or their immediate family members) had share ownership in securities of the Portfolios’ investment adviser or principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter (not including registered investment companies).

MORE INFORMATION ABOUT THE PORTFOLIOS

The following provides additional information about the Acquiring Portfolios and the Acquired Portfolios. References to a “Portfolio” in this section refer to each Acquiring Portfolio and each Acquired Portfolio unless otherwise noted.

How Shares are Priced

The public offering price and Net Asset Value (“NAV”) of Portfolio shares are determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. If the NYSE closes at a time other than the regularly scheduled close, each Portfolio will price its shares as of the time the NYSE closes, and purchase and redemption orders received after the time the NYSE closes will receive the price calculated on the next business day. NAV is computed by determining the aggregate market value of all assets of a Portfolio less its liabilities divided by the total number of the Portfolio’s shares outstanding, on a per-class basis ((Asset minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of a

Portfolio, including but not limited to investment advisory, administration, and distribution fees, if any, which are accrued daily. The determination of NAV of a Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange as determined by an independent pricing agent. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices on such over-the-counter market. Debt securities not traded on an exchange may be valued on the basis of bid valuations provided by dealers or by an independent pricing agent which take into account appropriate factors such as trading activity, readily available market quotations (including broker quotes), yield, quality, coupon rate, maturity, type of issue, trading characteristic, call features, credit ratings and other data. Short-term debt obligations having 61 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value.

If market quotations are not readily available due to, for example, market disruptions or unscheduled market closings, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, a Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more of the following (i) Chief Compliance Officer of the Trust, (ii) Principal Financial Officer, and (iii) representatives of the Adviser and/or Sub-Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly.

The Portfolios may use independent pricing services to assist in calculating the value of each Portfolio’s securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s holdings may change on days when you may not be able to buy or sell Portfolio shares. In computing the NAV of the Portfolio, the Adviser values foreign securities held by the Portfolio, if any, at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the investment portfolio occur before the Portfolio prices its shares, the security will be valued at fair value. For example, if trading in a security is halted and does not resume before the Portfolio calculates its NAV, the Adviser may need to price the security using the Portfolio’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by short-term traders.

With respect to any portion of a Portfolio’s assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio’s net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Each Portfolio relies on various sources to calculate its NAV. Therefore, each Portfolio is subject to certain operational risks associated with reliance on third-party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Portfolio’s NAV and/or the inability to calculate NAV over extended time periods. The Portfolios may be unable to recover any losses associated with such failures.

How To Purchase And Redeem Shares

Shares of each Portfolio are intended to be sold to certain insurance company separate accounts. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable contracts. All investments in a Portfolio are credited to the shareholder’s account in the form of full or fractional shares of the Portfolio. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable contract. Redemptions are processed on any day on which the Portfolios are open for business.

When Orders are Processed.

Shares of the Portfolios are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the variable contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the insurance company, in good order. All requests received in good order, which typically requires an account number and other identifying information, before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading will be executed on that same day. Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next day the NYSE is open for trading. The insurance company is responsible for properly transmitting purchase orders and federal funds to a Portfolio.

Each Portfolio typically expects to pay sale proceeds to redeeming shareholders (i.e., the separate account of the insurance company) within one business day following receipt of a shareholder redemption order by way of an electronic funds transfer. However, in unusual circumstances, each Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. Each Portfolio may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Under normal market conditions, each Portfolio expects to meet redemption orders by using a combination of cash and cash equivalents holdings and/or by the sale of portfolio investments, although the Portfolio reserves the right to use borrowings. In unusual or stressed market conditions or as the Adviser determines to be appropriate, each Portfolio may use borrowings (such as a line of credit or through reverse repurchase agreements) to meet redemption requests. Each Portfolio may also utilize its custodian overdraft facility to meet redemptions, if necessary.

The USA PATRIOT Act requires financial institutions, including the Portfolios, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by the insurance company issuing your variable product to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, the insurance company issuing your variable product may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Tax Consequences

Each Portfolio intends to qualify as a regulated investment company under the Code. If so qualified, a Portfolio generally is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio’s intention to distribute all such income and gains to the separate accounts.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains by the separate accounts realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolios are offered to the separate accounts of insurance companies. Separate accounts are insurance company separate accounts that fund the variable contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If a Portfolio does not meet such requirements, income allocable to the contracts may be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on a Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer. If a Portfolio does not satisfy the section 817(h) requirements, income on the variable contracts may become currently taxable to the contract holders. See the prospectuses for the policies and variable contracts.

For a more complete discussion of the taxation of the insurance company and the separate accounts, as well as the tax treatment of the variable contracts and the holders thereof, see the prospectus for the applicable variable contract. The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

Description of Shares

The Portfolios have issued Class I, Class II and Class III shares. Each class of shares is designed to meet different investor needs. Class I shares are offered at NAV, without an initial sales charge or a contingent deferred sales charge (“CDSC”) and are not subject to an asset based fee assessed pursuant to a Plan adopted pursuant to Rule 12b-1 (a “12b-1 Fee”). Class II shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.25%. Class III shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.15%.

Please refer to your variable contract prospectus for information regarding how to invest in an investment option corresponding to a class of shares of a Portfolio.

Dividends and Distributions

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio’s shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable contracts.

Frequent Purchases and Redemptions of Portfolio Shares

Each Portfolio discourages and does not accommodate market timing. Frequent trading into and out of a Portfolio can harm contract holders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term contract holders. Each Portfolio that invests in ETFs that hold foreign securities is at greater risk of market timing because the ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. Each Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolios’ Board has approved policies that seek to curb these disruptive activities while recognizing that contract holders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

Each Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolios nor the Adviser, nor Sub-Advisers will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may request that an insurance company also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with a Portfolio.

Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable contract, the Portfolio is not able to identify market timing transactions by individual variable contract. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable contracts or according to the insurance company’s administrative policies. Each Portfolio has entered into an information sharing agreement with the insurance company.  Under this agreement, the insurance company is obligated to (i) furnish each Portfolio, upon its request, with information regarding contract holder trading activities in shares of the Portfolio; and (ii) restrict or prohibit further purchases of a Portfolio’s shares by a contract holder that has been identified by the Portfolio as having engaged in transactions that violate the Portfolio’s policies.

Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. When information regarding transactions in a Portfolio’s shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an “indirect intermediary”), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or policy owner or any other persons. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that a Portfolio will be able to do so. In addition, the right of an owner of a variable product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Portfolio and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound a Portfolio’s difficulty in deterring such market timing activities. Variable contract holders should consult the prospectus for their variable contract for additional information on contract level restrictions relating to market timing.

Distribution of Shares

Distributor: Global Atlantic Distributors, LLC (“GAD”), an affiliate of the Adviser, is the distributor for the shares of the Portfolios. GAD is a registered broker-dealer and member of FINRA. Shares of the Portfolios are offered on a continuous basis.

Distribution Fees: Each Portfolio has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of Class II and Class III shares of each Portfolio. Shareholders of Class II shares of a Portfolio pay annual 12b-1 expenses of up to 0.25%. Shareholders of Class III shares of a Portfolio pay annual 12b-1 expenses of up to 0.15%. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% or 0.15% of the average daily net assets of Class II or Class III shares of a Portfolio, respectively, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

GAD and other entities are paid under the Plan for services provided and the expenses borne by GAD and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Portfolio’s shares to other than current contract holders; and preparation, printing and distribution of sales literature and advertising materials. In addition, GAD or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries: The Adviser and its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to various insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend a variable contract and the Portfolio over another investment. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to insurance companies that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and management representatives and/or inclusion of a Portfolio as an investment option. Please refer to your variable contract prospectus for additional information.

Householding: To reduce expenses, the Portfolios mail only one copy of the Summary Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-877-355-1820 on days the Portfolios are open for business or contact your financial institution.  The Portfolios will begin sending you individual copies thirty days after receiving your request.

Voting and Meetings

The insurance company that issues your variable contract will solicit voting instructions from you and other purchasers of variable contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote shares, including those held directly by the insurance company and its affiliates, on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable contract owners would be able to determine the outcome of a matter. Each Portfolio will vote separately on matters relating solely to that Portfolio or which affects that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all Portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Portfolios do not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one third of the outstanding shares constitute a quorum (or one third of a Portfolio or class if the matter relates only to the Portfolio or class).

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the period of each Portfolio’s operations. Certain information reflects financial results for a single Portfolio share outstanding throughout each period indicated.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for each Portfolio has been derived from the financial statements audited by RSM US LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ December 31, 2020 annual report, which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable annuity product level.  If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio (Acquired Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.21	$9.66	$10.40		$10.00
Income from investment operations:
Net investment income(b)	0.15	0.17	0.16		0.03
Net realized and unrealized gain (loss)(c)	2.07	2.66	(0.67)		0.37
Total income (loss) from investment operations	2.22	2.83	(0.51)		0.40
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.14)		—
Net realized gains	(0.55)	(0.10)	(0.09)		—
Total distributions from net investment income and net realized gains	(0.75)	(0.28)	(0.23)		—
Net asset value, end of period	$13.68	$12.21	$9.66		$10.40
Total return(d)	19.03%	29.41%	(5.03	)%(e)	4.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$22,159	$21,776	$18,963		$23,118
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%		0.48	%(f)
Ratio of gross expenses to average net assets(g)	0.55%	0.52%	0.50%		0.49	%(f)
Ratio of net investment income to average net assets	1.23%	1.52%	1.48%		1.88	%(f)
Portfolio turnover rate	138%	142%	172%		24	%(h)

(a)  Global Atlantic BlackRock Disciplined U.S. Core Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.20	$9.65	$10.39		$10.00
Income from investment operations:
Net investment income(b)	0.12	0.14	0.14		0.02
Net realized and unrealized gain (loss)(c)	2.06	2.66	(0.67)		0.37
Total income (loss) from investment operations	2.18	2.80	(0.53)		0.39
Less distributions from:
Net investment income	(0.17)	(0.15)	(0.12)		—
Net realized gains	(0.55)	(0.10)	(0.09)		—
Total distributions from net investment income and net realized gains	(0.72)	(0.25)	(0.21)		—
Net asset value, end of period	$13.66	$12.20	$9.65		$10.39
Total return(d)	18.67%	29.13%	(5.17	)%(e)	3.90	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,338	$3,809	$2,965		$218
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%		0.72	%(f)
Ratio of gross expenses to average net assets(g)	0.80%	0.78%	0.75%		0.72	%(f)
Ratio of net investment income to average net assets	0.99%	1.28%	1.25%		0.98	%(f)
Portfolio turnover rate	138%	142%	172%		24	%(h)

(a)  Global Atlantic BlackRock Disciplined U.S. Core Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Core Portfolio (Acquiring Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.39	$9.74	$10.38		$10.00
Income from investment operations:
Net investment income(b)	0.15	0.17	0.16		0.03
Net realized and unrealized gain (loss)(c)	2.19	2.66	(0.64)		0.35
Total income (loss) from investment operations	2.34	2.83	(0.48)		0.38
Less distributions from:
Net investment income	(0.20)	(0.18)	(0.12)		—
Net realized gains	(0.55)	—	(0.04)		—
Total distributions from net investment income and net realized gains	(0.75)	(0.18)	(0.16)		—
Net asset value, end of period	$13.98	$12.39	$9.74		$10.38
Total return(d)	19.69%	29.21%	(4.75	)%(e)	3.80	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$575,095	$547,724	$486,491		$315,936
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%		0.48	%(f)
Ratio of gross expenses to average net assets(g)	0.50%	0.50%	0.49%		0.48	%(f)
Ratio of net investment income to average net assets	1.23%	1.53%	1.51%		1.67	%(f)
Portfolio turnover rate	122%	130%	156%		18	%(h)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Core Portfolio (Acquiring Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.37	$9.72	$10.37		$10.00
Income from investment operations:
Net investment income(b)	0.12	0.14	0.13		0.02
Net realized and unrealized gain (loss)(c)	2.18	2.66	(0.65)		0.35
Total income (loss) from investment operations	2.30	2.80	(0.52)		0.37
Less distributions from:
Net investment income	(0.16)	(0.15)	(0.09)		—
Net realized gains	(0.55)	—	(0.04)		—
Total distributions from net investment income and net realized gains	(0.71)	(0.15)	(0.13)		—
Net asset value, end of period	$13.96	$12.37	$9.72		$10.37
Total return(d)	19.42%	28.94%	(5.06	)%(e)	3.70	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$36,731	$35,116	$32,442		$36,674
Ratio of net expenses to average net assets	0.73%	0.73%	0.73%		0.72	%(f)
Ratio of gross expenses to average net assets(g)	0.75%	0.75%	0.74%		0.72	%(f)
Ratio of net investment income to average net assets	0.98%	1.28%	1.24%		1.00	%(f)
Portfolio turnover rate	122%	130%	156%		18	%(h)

(a)  Global Atlantic BlackRock Disciplined Core Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio (Acquired Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$11.01	$9.11	$10.29		$10.00
Income from investment operations:
Net investment income(b)	0.10	0.15	0.14		0.02
Net realized and unrealized gain (loss)(c)	1.30	1.90	(1.18)		0.27
Total income (loss) from investment operations	1.40	2.05	(1.04)		0.29
Less distributions from:
Net investment income	(0.13)	(0.15)	(0.12)		—
Net realized gains	—	—	(0.02)		—
Total distributions from net investment income and net realized gains	(0.13)	(0.15)	(0.14)		—
Net asset value, end of period	$12.28	$11.01	$9.11		$10.29
Total return(d)	12.87%	22.59%	(10.20	)%(e)	2.90	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$14,437	$15,625	$15,290		$19,915
Ratio of net expenses to average net assets	0.72%	0.72%	0.72%		0.72	%(g)
Ratio of gross expenses to average net assets(f)	0.97%	0.78%	0.74%		0.73	%(g)
Ratio of net investment income (loss) to average net assets	0.98%	1.42%	1.32%		1.15	%(g)
Portfolio turnover rate	168%	146%	138%		11	%(h)

(a)  Global Atlantic Goldman Sachs Global Equity Insights Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$11.00	$9.09	$10.28		$10.00
Income from investment operations:
Net investment income(b)	0.08	0.12	0.12		0.01
Net realized and unrealized gain (loss)(c)	1.28	1.91	(1.19)		0.27
Total income (loss) from investment operations	1.36	2.03	(1.07)		0.28
Less distributions from:
Net investment income	(0.10)	(0.12)	(0.10)		—
Net realized gains	—	—	(0.02)		—
Total distributions from net investment income and net realized gains	(0.10)	(0.12)	(0.12)		—
Net asset value, end of period	$12.26	$11.00	$9.09		$10.28
Total return(d)	12.49%	22.43%	(10.47	)%(e)	2.80	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$12,283	$12,950	$12,154		$4,542
Ratio of net expenses to average net assets	0.97%	0.97%	0.97%		0.96	%(g)
Ratio of gross expenses to average net assets(f)	1.22%	1.03%	0.99%		0.96	%(g)
Ratio of net investment income (loss) to average net assets	0.74%	1.17%	1.12%		0.74	%(g)
Portfolio turnover rate	168%	146%	138%		11	%(h)

(a)  Global Atlantic Goldman Sachs Global Equity Insights Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined International Core Portfolio (Acquiring Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$9.98	$8.50	$10.20		$10.00
Income from investment operations:
Net investment income(b)(c)	0.14	0.25	0.23		0.03
Net realized and unrealized gain (loss)(d)	0.85	1.48	(1.74)		0.17
Total income (loss) from investment operations	0.99	1.73	(1.51)		0.20
Less distributions from:
Net investment income	(0.19)	(0.25)	(0.19)		—
Net realized gains	—	—	0.00	(e)	—
Total distributions from net investment income and net realized gains	(0.19)	(0.25)	(0.19)		—
Net asset value, end of period	$10.78	$9.98	$8.50		$10.20
Total return(f)	10.32%	20.50%	(14.80	)%(k)	2.00	%(l)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$106,216	$105,876	$98,694		$67,071
Ratio of net expenses to average net assets(g)	0.69%	0.69%	0.69%		0.69	%(h)
Ratio of gross expenses to average net assets(g)(i)	0.84%	0.72%	0.70%		0.69	%(h)
Ratio of net investment income to average net assets(c)(g)	1.55%	2.61%	2.30%		1.99	%(h)
Portfolio turnover rate	161%	86%	67%		4	%(j)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Annualized.

(i)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(j)  Not annualized.

(k)  For the year ended December 31, 2018, 0.10% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (14.90)%.

(l)  For the period ended December 31, 2017, 0.13% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been 1.87%.

Global Atlantic BlackRock Disciplined International Core Portfolio (Acquiring Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$9.97	$8.49	$10.19		$10.00
Income from investment operations:
Net investment income(b)(c)	0.12	0.22	0.22		0.05
Net realized and unrealized gain (loss)(d)	0.85	1.48	(1.74)		0.14
Total income (loss) from investment operations	0.97	1.70	(1.52)		0.19
Less distributions from:
Net investment income	(0.17)	(0.22)	(0.18)		—
Net realized gains	—	—	0.00	(e)	—
Total distributions from net investment income and net realized gains	(0.17)	(0.22)	(0.18)		—
Net asset value, end of period	$10.77	$9.97	$8.49		$10.19
Total return(f)	10.05%	20.22%	(14.95	)%(k)	1.90	%(l)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$42,341	$42,714	$41,052		$5,097
Ratio of net expenses to average net assets(g)	0.94%	0.94%	0.94%		0.93	%(h)
Ratio of gross expenses to average net assets(g)(i)	1.09%	0.97%	0.95%		0.93	%(h)
Ratio of net investment income to average net assets(c)(g)	1.30%	2.36%	2.23%		3.34	%(h)
Portfolio turnover rate	161%	86%	67%		4	%(j)

(a)  Global Atlantic BlackRock Disciplined International Core Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Less than $0.005 per share.

(f)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(g)  Does not include the expenses of the investment companies in which the Portfolio invests.

(h)  Annualized.

(i)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(j)  Not annualized.

(k)  For the year ended December 31, 2018, 0.10% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, the total return would have been (15.05)%.

(l)  For the period ended December 31, 2017, the Portfolio received a reimbursement from an affiliate. This reimbursement had no impact on the Portfolio’s total return.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (Acquired Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.48	$9.76	$10.30		$10.00
Income from investment operations:
Net investment income(b)	0.05	0.09	0.09		0.02
Net realized and unrealized gain (loss)(c)	3.82	2.93	(0.48)		0.28
Total income (loss) from investment operations	3.87	3.02	(0.39)		0.30
Less distributions from:
Net investment income	(0.07)	(0.10)	(0.09)		—
Net realized gains	(0.75)	(0.20)	(0.06)		—
Total distributions from net investment income and net realized gains	(0.82)	(0.30)	(0.15)		—
Net asset value, end of period	$15.53	$12.48	$9.76		$10.30
Total return(d)	31.73%	31.14%	(3.89	)%(e)	3.00	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$93,649	$82,880	$77,930		$85,178
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%		0.46	%(f)
Ratio of gross expenses to average net assets(g)	0.49%	0.48%	0.47%		0.47	%(f)
Ratio of net investment income to average net assets	0.38%	0.79%	0.81%		1.41	%(f)
Portfolio turnover rate	214%	200%	192%		21	%(h)

(a)  Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.46	$9.74	$10.29		$10.00
Income from investment operations:
Net investment income(b)	0.02	0.06	0.06		0.02
Net realized and unrealized gain (loss)(c)	3.81	2.93	(0.48)		0.27
Total income (loss) from investment operations	3.83	2.99	(0.42)		0.29
Less distributions from:
Net investment income	(0.04)	(0.07)	(0.07)		—
Net realized gains	(0.75)	(0.20)	(0.06)		—
Total distributions from net investment income and net realized gains	(0.79)	(0.27)	(0.13)		—
Net asset value, end of period	$15.50	$12.46	$9.74		$10.29
Total return(d)	31.42%	30.89%	(4.13	)%(e)	2.90	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$5,210	$4,110	$3,255		$19
Ratio of net expenses to average net assets	0.71%	0.71%	0.71%		0.71	%(f)
Ratio of gross expenses to average net assets(g)	0.74%	0.73%	0.72%		0.72	%(f)
Ratio of net investment income to average net assets	0.14%	0.53%	0.57%		1.16	%(f)
Portfolio turnover rate	214%	200%	192%		21	%(h)

(a)  Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Growth Portfolio (Acquiring Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$12.66	$9.85	$10.32	$10.00
Income from investment operations:
Net investment income(b)	0.03	0.07	0.08	0.02
Net realized and unrealized gain (loss)(c)	4.26	3.18	(0.38)	0.30
Total income (loss) from investment operations	4.29	3.25	(0.30)	0.32
Less distributions from:
Net investment income	(0.06)	(0.06)	(0.08)	—
Net realized gains	(0.79)	(0.38)	(0.09)	—
Total distributions from net investment income and net realized gains	(0.85)	(0.44)	(0.17)	—
Net asset value, end of period	$16.10	$12.66	$9.85	$10.32
Total return(d)	34.68%	33.38%	(2.98)%	3.20	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$20,175	$18,077	$15,807	$20,534
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79	%(f)
Ratio of gross expenses to average net assets(g)	0.87%	0.85%	0.81%	0.80	%(f)
Ratio of net investment income to average net assets	0.21%	0.58%	0.75%	1.14	%(f)
Portfolio turnover rate	133%	144%	156%	23	%(h)

(a)  Global Atlantic BlackRock Disciplined Growth Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (Acquired Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$10.73	$9.08	$10.43		$10.00
Income from investment operations:
Net investment income(b)	0.12	0.15	0.14		0.04
Net realized and unrealized gain (loss)(c)	(0.13)	1.74	(1.39)		0.39
Total income (loss) from investment operations	(0.01)	1.89	(1.25)		0.43
Less distributions from:
Net investment income	(0.17)	(0.17)	(0.08)		—
Net realized gains	—	(0.07)	(0.02)		—
Total distributions from net investment income and net realized gains	(0.17)	(0.24)	(0.10)		—
Net asset value, end of period	$10.55	$10.73	$9.08		$10.43
Total return(d)	0.24%	20.91%	(12.10	)%(e)	4.30	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$41,899	$49,971	$49,080		$66,982
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%		0.64	%(f)
Ratio of gross expenses to average net assets(g)	0.68%	0.66%	0.65%		0.64	%(f)
Ratio of net investment income to average net assets	1.32%	1.48%	1.33%		2.56	%(f)
Portfolio turnover rate	230%	200%	205%		12	%(h)

(a)  Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$10.71	$9.07	$10.42		$10.00
Income from investment operations:
Net investment income(b)	0.10	0.13	0.13		0.04
Net realized and unrealized gain (loss)(c)	(0.13)	1.72	(1.40)		0.38
Total income (loss) from investment operations	(0.03)	1.85	(1.27)		0.42
Less distributions from:
Net investment income	(0.15)	(0.14)	(0.06)		—
Net realized gains	—	(0.07)	(0.02)		—
Total distributions from net investment income and net realized gains	(0.15)	(0.21)	(0.08)		—
Net asset value, end of period	$10.53	$10.71	$9.07		$10.42
Total return(d)	(0.03)%	20.51%	(12.26	)%(e)	4.20	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$71,846	$78,860	$75,084		$13,581
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%		0.88	%(f)
Ratio of gross expenses to average net assets(g)	0.93%	0.91%	0.90%		0.88	%(f)
Ratio of net investment income to average net assets	1.11%	1.23%	1.22%		2.69	%(f)
Portfolio turnover rate	230%	200%	205%		12	%(h)

(a)  Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Small Cap Portfolio (Acquired Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$11.59	$9.19	$10.22		$10.00
Income from investment operations:
Net investment income(b)	0.03	0.08	0.07		0.01
Net realized and unrealized gain (loss)(c)	2.20	2.69	(1.04)		0.21
Total income (loss) from investment operations	2.23	2.77	(0.97)		0.22
Less distributions from:
Net investment income	(0.08)	(0.09)	(0.03)		—
Net realized gains	(0.59)	(0.28)	(0.03)		—
Total distributions from net investment income and net realized gains	(0.67)	(0.37)	(0.06)		—
Net asset value, end of period	$13.15	$11.59	$9.19		$10.22
Total return(d)	20.80%	30.46%	(9.49	)%(e)	2.20	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$9,844	$9,732	$8,813		$11,457
Ratio of net expenses to average net assets	0.63%	0.63%	0.63%		0.63	%(g)
Ratio of gross expenses to average net assets(f)	0.70%	0.69%	0.65%		0.64	%(g)
Ratio of net investment income to average net assets	0.33%	0.75%	0.67%		0.89	%(g)
Portfolio turnover rate	43%	41%	40%		15	%(h)

(a)  Global Atlantic BlackRock Disciplined Small Cap Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Small Cap Portfolio (Acquired Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$11.58	$9.18	$10.22		$10.00
Income from investment operations:
Net investment income(b)	0.01	0.05	0.05		0.01
Net realized and unrealized gain (loss)(c)	2.18	2.69	(1.05)		0.21
Total income (loss) from investment operations	2.19	2.74	(1.00)		0.22
Less distributions from:
Net investment income	(0.05)	(0.06)	(0.01)		—
Net realized gains	(0.59)	(0.28)	(0.03)		—
Total distributions from net investment income and net realized gains	(0.64)	(0.34)	(0.04)		—
Net asset value, end of period	$13.13	$11.58	$9.18		$10.22
Total return(d)	20.41%	30.17%	(9.75	)%(e)	2.20	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$8,998	$8,772	$7,533		$4,075
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%		0.87	%(g)
Ratio of gross expenses to average net assets(f)	0.95%	0.94%	0.90%		0.87	%(g)
Ratio of net investment income to average net assets	0.08%	0.50%	0.44%		0.75	%(g)
Portfolio turnover rate	43%	41%	40%		15	%(h)

(a)  Global Atlantic BlackRock Disciplined Small Cap Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(d)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)  Annualized.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (Acquiring Portfolio)

Selected data for a Class I share outstanding throughout each period indicated

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$13.06	$9.91	$10.35		$10.00
Income from investment operations:
Net investment income(b)	0.01	0.05	0.11		0.01
Net realized and unrealized gain (loss)(d)	4.58	3.18	(0.43)		0.34
Total income (loss) from investment operations	4.59	3.23	(0.32)		0.35
Less distributions from:
Net investment income	(0.04)	(0.03)	(0.09)		—
Net realized gains	(1.12)	(0.05)	(0.03)		—
Total distributions from net investment income and net realized gains	(1.16)	(0.08)	(0.12)		—
Net asset value, end of period	$16.49	$13.06	$9.91		$10.35
Total return(c)	36.52%	32.68%	(3.07	)%(e)	3.50	%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$162,580	$141,289	$126,149		$93,457
Ratio of net expenses to average net assets	0.63%	0.63%	0.63%		0.63	%(f)
Ratio of gross expenses to average net assets(g)	0.67%	0.66%	0.65%		0.64	%(f)
Ratio of net investment income to average net assets	0.09%	0.44%	0.99%		0.79	%(f)
Portfolio turnover rate	139%	148%	168%		26	%(h)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(f)  Annualized.

(g)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)  Not annualized.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (Acquiring Portfolio)

Selected data for a Class II share outstanding throughout each period indicated

	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019		For the Year Ended December 31, 2018		For the Period Ended December 31, 2017(a)
Net asset value, beginning of period	$13.06		$9.90		$10.35		$10.00
Income from investment operations:
Net investment income (loss)(b)	(0.02)		0.02		0.08		0.01
Net realized and unrealized gain (loss)(d)	4.56		3.19		(0.43)		0.34
Total income (loss) from investment operations	4.54		3.21		(0.35)		0.35
Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.07)		—
Net realized gains	(1.12)		(0.05)		(0.03)		—
Total distributions from net investment income and net realized gains	(1.12)		(0.05)		(0.10)		—
Net asset value, end of period	$16.48		$13.06		$9.90		$10.35
Total return(e)	36.13%		32.48%		(3.35	)%(f)	3.50	%(f)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$59,930		$50,446		$43,290		$17,801
Ratio of net expenses to average net assets	0.88%		0.88%		0.88%		0.88	%(g)
Ratio of gross expenses to average net assets(h)	0.92%		0.91%		0.90%		0.89	%(g)
Ratio of net investment income (loss) to average net assets	(0.12)%		0.19%		0.77%		0.41	%(g)
Portfolio turnover rate	139%		148%		168%		26	%(i)

(a)  Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio’s inception date is November 1, 2017. The Fund commenced operations on November 6, 2017.

(b)  Net investment income (loss) has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)  Less than $0.005 per share.

(d)  Realized and unrealized gain (loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to timing of share transactions.

(e)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)  For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(g)  Annualized.

(h)  Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(i)  Not annualized.

INDEX OF APPENDICES

Appendix A:                           Form of Agreement and Plan of Reorganization

Appendix B:                           Additional Information Regarding the Portfolios’ Investment Philosophy and Investment Process

Appendix C:                           5% Record Owners of Fund Shares

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ______, 2021, by Forethought Variable Insurance Trust (the “Trust”), on behalf of (i) its series listed on Exhibit A attached hereto as a corresponding Acquiring Portfolio (each series an “Acquiring Portfolio” and, together, the “Acquiring Portfolios”) and (ii) its series listed on Exhibit A attached hereto as an Acquired Portfolio (each series an “Acquired Portfolio” and, together the “Acquired Portfolios”). The Trust is a Delaware statutory trust, with its principal place of business at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). Each reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of an Acquired Portfolio to the corresponding Acquiring Portfolio as set forth on Exhibit A hereto in exchange solely for shares of common stock of the corresponding Acquiring Portfolio set forth on Exhibit A hereto (“Acquiring Portfolio Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Portfolio set forth on Exhibit A (“Acquired Portfolio Shares”), as described herein, (2) the assumption by the corresponding Acquiring Portfolio of all liabilities of the Acquired Portfolio, and (3) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (each such transaction a “Reorganization” and, together, the “Reorganizations”), all upon the terms and conditions hereinafter set forth in this Agreement.

This Agreement provides for multiple Reorganizations and each Reorganization between an Acquired Portfolio and its corresponding Acquiring Portfolio shall be treated as if it had been the subject of a separate agreement. Each Acquired Portfolio and each corresponding Acquiring Portfolio is acting for itself, and not jointly or jointly and severally with any other party.

WHEREAS, the Acquired Portfolios and the Acquiring Portfolios are series of the Trust, each a registered investment company classified as a management company of the open-end type, and each Acquired Portfolio owns securities that generally are assets of the character in which the corresponding Acquiring Portfolio is permitted to invest;

WHEREAS, the Trustees of the Trust have determined, with respect to each Acquiring Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the corresponding Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Trustees of the Trust have determined, with respect to each Acquired Portfolio, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the corresponding Acquiring Portfolio is in the best interests of the Acquired Portfolio and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                  TRANSFER OF ASSETS OF EACH ACQUIRED PORTFOLIO TO THE CORRESPONDING ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.                            Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Portfolio agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Portfolio, as set forth in paragraph 1.2 herein, to the corresponding Acquiring Portfolio, and the corresponding Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to the corresponding class of Acquired Portfolio Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Portfolio Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).

1.2.                            The property and assets of each Acquired Portfolio to be acquired by the corresponding Acquiring Portfolio shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing Date (collectively, “Assets”). Each Acquired Portfolio will sell, assign, convey, transfer and deliver to the corresponding Acquiring Portfolio any rights, stock dividends, or other securities received by the Acquired Portfolio after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the corresponding Acquiring Portfolio at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Portfolio acquired by the corresponding Acquiring Portfolio.

1.3.                            Each Acquired Portfolio will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Portfolio shall assume all of the liabilities of the corresponding Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, each Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                            Immediately following the actions contemplated by paragraph 1.1 herein, the Trust shall take such actions necessary to complete the liquidation of each Acquired Portfolio. To complete the liquidation, the Trust, on behalf of each Acquired Portfolio, shall (a) distribute to the Acquired Portfolio’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Portfolio Shareholders”), on a pro rata basis within the class, the corresponding Acquiring Portfolio Shares of the corresponding class received by the Acquired Portfolio pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Portfolio shares, by the transfer of the corresponding Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the corresponding Acquiring Portfolio to open accounts on the share records of the corresponding Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to the Acquired Portfolio Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Portfolio Shares of the corresponding class owned by Acquired Portfolio Shareholders on the Closing Date. All issued and outstanding Acquired Portfolio Shares will simultaneously be canceled on the books of the respective Acquired Portfolio, although share certificates representing interests in Acquired Portfolio Shares will thereafter represent interests in the corresponding class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with paragraph 2.3. No Acquiring Portfolio shall issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

1.5.                            Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s Transfer Agent, as defined in paragraph 3.3 herein.

1.6.                            Any reporting responsibility of an Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                      VALUATION

2.1.                            The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to each Acquired Portfolio and valuation procedures established by the Board of Trustees of the Trust (“Board”).

2.2.                            The net asset value of each Acquiring Portfolio Share shall be the net asset value per share computed with respect to the corresponding class as of the Closing Date, using the valuation procedures set forth in each Acquiring Portfolio’s then-current prospectus and statement of additional information, and valuation procedures established by the Board.

2.3.                            The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for an Acquired Portfolio’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Portfolio Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Portfolio Shares, determined in accordance with paragraph 2.2 herein.

2.4.                            All computations of value shall be made by the Bank of New York Mellon (“BNYM”), in its capacity as Fund Accountant for the Trust, and shall be subject to confirmation by the Treasurer of the Trust.

3.                                      CLOSING AND CLOSING DATE

3.1.                            The Closing Date of a Reorganization shall be a date to be determined by an officer of the Trust, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement with respect to a Reorganization (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Trust or at such other place as the parties may agree.

3.2.                            Prior to the Closing Date, the Trust shall issue instructions directing BNYM, as the custodian of each Acquired Portfolio (“Custodian”), to deliver to itself, as the Custodian for each corresponding Acquiring Portfolio, all the Assets of each Acquired Portfolio held by it as the Acquired Portfolio’s Custodian as of the Closing Date in proper form. Each Acquired Portfolio may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for each Acquiring Portfolio and in proper form all of the Assets of the corresponding Acquired Portfolio held by the Custodian as of the Closing Date and also identify any Assets that could not be transferred. To the extent that any Assets of an Acquired Portfolio, for any reason, are not transferable on the Closing Date, the Acquired Portfolio shall cause such Assets to be transferred to the corresponding Acquiring Portfolio’s account with the Custodian at the earliest practicable date thereafter.

3.3.                            The Trust shall direct BNYM, in its capacity as transfer agent for each Acquiring Portfolio and each Acquired Portfolio (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm that (a) the appropriate number of Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the corresponding Acquiring Portfolio pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Portfolio Shares have been credited to the accounts of the Acquired Portfolio Shareholders on the books of the corresponding Acquiring Portfolio pursuant to paragraph 1.4 herein. At the Closing, the Trust shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect each Reorganization.

3.4.                            In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Portfolio or an Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Global Atlantic Investment Advisors, LLC (the “Adviser”) or the Board, accurate appraisal of the value of the net assets of an Acquiring Portfolio or an Acquired Portfolio, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or (c) if the Adviser determines that that a delay in the Closing Date is in the best interests of the Acquired Portfolio Shareholders due to market conditions or other similar issues.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                            Except as has been fully disclosed to an Acquiring Portfolio prior to the date of this Agreement in writing, the Trust on behalf of each Acquired Portfolio, represents and warrants as follows:

(a)                                           The Acquired Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended from time to time (“Declaration of Trust”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)                                           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Portfolio Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                                            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)                                           The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                            On the Closing Date, the Acquired Portfolio, will have good and marketable title to the Assets of the Acquired Portfolio and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)                                             The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)                                            All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(h)                                           No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquired Portfolio or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                                               The Statement of Assets and Liabilities of the Acquired Portfolio as of December 31, 2020, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by RSM US LLP, independent registered public accounting firm, included in its report dated February 23, 2021, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)                                              Since December 31, 2020, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness other than in the ordinary course in accordance with the Acquired Portfolio’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k)                                           On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Trust, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                                               For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)                                       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(n)                                           All issued and outstanding Acquired Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3 herein. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio Shares;

(o)                                           The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)                                           The information to be furnished by the Acquired Portfolio for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(q)                                           The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.                            Except as has been fully disclosed to an Acquired Portfolio prior to the date of this Agreement in writing, the Trust, on behalf of each Acquiring Portfolio, represents and warrants as follows:

(a)                                           The Acquiring Portfolio is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                                           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Portfolio Shares under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)                                            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)                                           The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                            The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(f)                                             No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, with respect to the Acquiring Portfolio or any of the Acquiring Portfolio’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions herein contemplated;

(g)                                            The Statement of Assets and Liabilities of the Acquiring Portfolio as of December 31, 2020, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by RSM US LLP, independent registered public accounting firm, included in its report dated February 23, 2021, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)                                           Since December 31, 2020, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness other than in the ordinary course in accordance with the Acquiring Portfolio’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Portfolio Shares due to declines in market values of securities held by the Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

(i)                                               On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Trust no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)                                              For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;

(k)                                           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(l)                                               All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)                                       The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Portfolio, and this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                                           The Acquiring Portfolio Shares to be issued and delivered to the corresponding Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Acquiring Portfolio;

(o)                                           The information to be furnished by the Acquiring Portfolio for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)                                           The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF EACH ACQUIRING PORTFOLIO AND EACH ACQUIRED PORTFOLIO

5.1.                            Each Acquiring Portfolio and the corresponding Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the corresponding Acquired Portfolio’s portfolio.

5.2.                            The Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.                            Subject to the provisions of this Agreement, each Acquiring Portfolio and the corresponding Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.                            Each Acquired Portfolio has provided the corresponding Acquiring Portfolio with information reasonably necessary for the preparation of the Information Statement (referred to in paragraph 4.1(q)) to be included in a Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.5.                            Each Acquiring Portfolio and the corresponding Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.                           The Trust, on behalf of each Acquired Portfolio, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Acquired Portfolio of the Acquiring Portfolio Shares to be delivered hereunder and (b) the title and possession of the Acquiring Portfolio of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.                            Each Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED PORTFOLIO

The obligations of the Trust, on behalf of each Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of each Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                            All representations and warranties of the Trust, on behalf of each Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                            Each Acquiring Portfolio shall have delivered to the corresponding Acquired Portfolio a certificate executed by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.                            The Trust, on behalf of each Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.                            The number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO

The obligations of the Trust, on behalf of each Acquiring Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of each Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                            All representations and warranties of the Trust, on behalf of each Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                            Each Acquired Portfolio shall have delivered to the corresponding Acquiring Portfolio a statement of the Acquired Portfolio’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.                            Each Acquired Portfolio shall have delivered to the corresponding Acquiring Portfolio a certificate executed in the name of the Acquired Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Trust, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.                            The Trust, on behalf of each Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of each Acquired Portfolio, on or before the Closing Date;

7.5.                            The number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.                            Each Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING PORTFOLIO AND EACH ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to an Acquired Portfolio, the Trust, may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to an Acquiring Portfolio, the Trust may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.                            The Agreement and the transactions contemplated herein shall have been approved by the Board, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.                            On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or its corresponding Acquired Portfolio;

8.4.                            The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.                            With respect to each Reorganization, the Trust, shall have received the opinion of counsel substantially to the effect that either, (1) based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes or (2) assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Portfolio. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust.

Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

9.                                      INDEMNIFICATION

9.1.                            The Trust, out of the respective Acquiring Portfolio’s assets and property (including any amounts paid to the respective Acquiring Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the corresponding Acquired Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquired Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the respective Acquiring Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the respective Acquiring Portfolio is not in violation of any applicable law.

9.2.                            The Trust, out of the respective Acquired Portfolio’s assets and property (including any amounts paid to the respective Acquired Portfolio pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the corresponding Acquiring Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Acquiring Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the respective Acquired Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the respective Acquired Portfolio is not in violation of any applicable law.

10.                               BROKERAGE FEES AND EXPENSES

10.1.                     Trust, on behalf of each Acquiring Portfolio and Acquired Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.                     With respect to each Reorganization, the Adviser will bear the costs of the Reorganization. Reorganization costs include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of the Combined Information Statement/Prospectus, (2) the preparation of the registration statement and other shareholder communications and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; and (3) legal, audit and other fees incurred in connection with the Reorganizations, including brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. Fees and expenses incurred directly by an Acquired Portfolio will be allocated to that Portfolio. Fees and expenses incurred on behalf of multiple Acquired Portfolios, such as legal fees and the costs of preparing (but not printing and mailing) the Combined Information Statement/Prospectus, will be allocated among participating Acquired Portfolios equally. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.                     The Trust, has not made any representation, warranty or covenant, on behalf of an Acquired Portfolio or an Acquiring Portfolio, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between each Acquiring Portfolio and the corresponding Acquired Portfolio with respect to the Reorganization.

11.2.                     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Acquired Portfolio and the corresponding Acquiring Portfolio in paragraphs 9.1 and 9.2 shall survive the Closing.

12.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by one or more Acquired Portfolios and Acquiring Portfolios by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable. The consummation of any Reorganization shall not be contingent on the consummation of any other Reorganization.

13.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust.

14.                               HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.3.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

FORETHOUGHT VARIABLE INSURANCE TRUST, ON BEHALF OF ITS SERIES LISTED ON EXHIBIT A ATTACHED HERETO AS A CORRESPONDING ACQUIRING PORTFOLIO

By:
Name:
Title:

FORETHOUGHT VARIABLE INSURANCE TRUST, ON BEHALF OF ITS RESPECTIVE SERIES LISTED ON EXHIBIT A ATTACHED HERETO AS AN ACQUIRED PORTFOLIO

By:
Name:
Title:

EXHIBIT A

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic BlackRock Disciplined U.S. Core Portfolio Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Core Portfolio Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Global Equity Insights Portfolio Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined International Core Portfolio Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Growth Portfolio Class I Shares* Class II Shares Class III Shares
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I Shares Class II Shares Class III Shares
Global Atlantic BlackRock Disciplined Small Cap Portfolio Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I Shares Class II Shares Class III Shares

   * Class I shares will commence operations on the Closing Date.

Appendix B

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS’ INVESTMENT PHILOSOPHY AND INVESTMENT PROCESS

Adviser’s Investment Process The Adviser pursues each Portfolio’s investment objective by engaging a sub-adviser to directly invest in securities and other instruments. The Adviser utilizes a “manager of managers” structure in which the Adviser retains sub-advisers to select investments for the Portfolios. The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval.

BlackRock’s Forecasting Model (GA BlackRock U.S. Core, GA BlackRock Small Cap and each Acquiring Portfolio only)

BlackRock uses a proprietary alpha forecasting model and an advanced optimization process to select stocks in each Portfolio’s strategy. An advanced quantitative model assists BlackRock in understanding and quantifying complex pricing relationships across the equity markets, and in identifying which sources or factors of equity returns are mispriced by the market at any point in time. These misvaluations are then captured by structuring the portfolio to emphasize (or “tilt” toward) return factors that are undervalued.

The investment model employs investment insights that BlackRock believes have been shown to have influential roles in predicting active returns. Examples of these investment criteria may include earnings quality criteria, relative valuation criteria, sentiment criteria and thematic criteria. Earnings quality criteria seek to distinguish among companies with good versus poor earnings quality. Relative valuation criteria assess the intrinsic value of companies based on fundamentals versus current market price, adjusted for size and other style risk factors. Sentiment criteria examine corporate financing activity such as stock repurchases, mergers and acquisitions, dividend announcements, and supply and demand information embedded in short interest. Thematic criteria seek to identify and exploit commonalities among groups of stocks that drive prices but are currently less obvious to the market than common industry or style exposures. The investment insights set forth above are subject to change at any time in BlackRock’s sole discretion.

BlackRock constructs and rebalances the Portfolios through an advanced portfolio optimization process. The goal is to maximize the Portfolio’s expected alpha subject to expected active risk (i.e., deviation from the benchmark) and transaction costs, while satisfying risk controls. The optimization produces a recommended trade list that seeks to move the current portfolio to the new optimal portfolio with relative-to-benchmark risks that BlackRock seeks to rigorously quantify and understand.

GSAM’s Quantitative Investment Philosophy (GA Goldman Global Equity, GA Goldman Large Cap and GA Goldman Mid only)

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, and, with respect to GA Goldman Global Equity, country/currency selection, careful portfolio construction and efficient implementation.

Step 1: Country and Stock Selection

Country Selection (GA Goldman Global Equity only). GSAM forecasts returns of developed markets and emerging markets worldwide. Country return forecasts are determined using proprietary models based on certain investment themes, including, among others, Valuation and Macro. The Valuation theme favors equity and currency markets which appear cheap relative to fundamentals and purchasing power. The Macro theme assesses a market’s macroeconomic environment and growth prospects.

Stock Selection. GSAM attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary models developed by the Quantitative Investment Strategies (“QIS”) team. These models are based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models,

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Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which GSAM believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

As a part of GSAM’s stock selection process, GSAM utilizes proprietary models that assess a wide range of indicators, which may include certain environmental, social and governance (“ESG”) indicators. GSAM in its sole discretion may periodically update the indicators used in the investment decision-making process of the Portfolios.

The indicators applied by GSAM are assessed in reliance on one or a number of third-party ESG vendors. GSAM, in its sole discretion, retains the right to disapply data and/or ratings provided by third-party vendors where it deems the data and/or ratings to be inaccurate or inappropriate.

For additional information regarding the investment themes that GSAM may employ from time to time, please consult the Portfolios’ SAI.

Step 2: Portfolio Construction

GSAM then seeks to manage risk by maintaining characteristics such as size to be similar to those of the applicable benchmark, adjusted for GSAM’s country views with respect to GA Goldman Global Equity, and by limiting the size of individual stock positions. GSAM also seeks to maximize expected excess returns by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights. GSAM uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings) in an effort to construct the most efficient portfolio given each Portfolio’s benchmark. GSAM also seeks to address climate transition risk by weighting stocks based, in part, on certain proprietary emissions metrics.

Step 3: Efficient Implementation

The portfolio management team considers transaction costs at various steps of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the return model. The team also takes into account expected execution costs and evaluates multiple trading options.

Each Portfolio’s stock selection process generally relies on quantitative techniques. From time to time, GSAM may, in its discretion, also utilize a qualitative overlay. As a result of the qualitative overlay, a Portfolio’s investments may not correspond to those generated by GSAM’s proprietary models. Each Portfolio may make investment decisions that deviate from those generated by GSAM’s proprietary models, at the discretion of GSAM, for a number of reasons including, but not limited to, corporate actions (e.g., reorganizations, mergers and buy-outs), industry events and/or trading liquidity. Each Portfolio may invest in stocks, and in the case of the GA Goldman Global Equity, currencies and countries, other than those generated by GSAM’s proprietary models, at the discretion of GSAM. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on GSAM’s proprietary research. GSAM employs a dynamic investment process that considers a wide range of indicators and risks, and no one indicator, risk or consideration is determinative. For additional information, please consult the Portfolios’ SAI.

References in this Prospectus to a Portfolio’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

B-2

Appendix C

To the knowledge of the Portfolios, as of June 15, 2021, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of an Acquiring Portfolio or an Acquired Portfolio.

Name & Address	Class I	Class II
Global Atlantic BlackRock Disciplined Core Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic BlackRock Disciplined Growth Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	None	100%
Global Atlantic BlackRock Disciplined International Core Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic BlackRock Disciplined Small Cap Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic BlackRock Disciplined U.S. Core Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic Goldman Sachs Global Equity Insights Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%

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PART B

Forethought Variable Insurance Trust

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

(877) 355-1820

Statement of Additional Information

July 8, 2021

This Statement of Additional Information relates to the reorganization of each Acquired Portfolio set forth in the table below with and into the corresponding Acquiring Portfolio set forth below (each, a “Reorganization” and collectively, the “Reorganizations”) pursuant to an Agreement and Plan of Reorganization (the “Plan”).

Acquired Portfolio and Share Class	Corresponding Acquiring Portfolio and Share Class
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (“GA BlackRock U.S. Core”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Core Portfolio (“GA BlackRock Core”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (“GA Goldman Global Equity”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined International Core Portfolio (“GA BlackRock International”) Class I Shares Class II Shares Class III Shares
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (“GA Goldman Large Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Growth Portfolio (“GA BlackRock Growth”) Class I Shares* Class II Shares Class III Shares
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (“GA Goldman Mid Cap”) Class I Shares Class II Shares Class III Shares	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“GA BlackRock Mid Cap Growth”) Class I Shares Class II Shares Class III Shares
Global Atlantic BlackRock Disciplined Small Cap Portfolio (“GA BlackRock Small Cap”) Class I Shares Class II Shares Class III Shares	GA BlackRock Mid Cap Growth Class I Shares Class II Shares Class III Shares

* Class I shares of the GA BlackRock Growth will commence operations upon the closing of the Reorganization.

With respect to each Reorganization, the Plan provides for:

•                  The transfer of all of the assets of an Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for shares of the corresponding Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Valuation Time”);

•                  The assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and

•                  The distribution of shares of the corresponding Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio.

1

An Acquiring Portfolio, following completion of the Reorganization(s), may be referred to as the “Combined Portfolio.” Each Acquired Portfolio and the corresponding Acquiring Portfolio may be referred to herein as a “Portfolio” and collectively, the “Portfolios.”

This Statement of Additional Information consists of this cover page, the accompanying supplemental information and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

(1)         Statement of Additional Information for the Acquired Portfolios and the Acquiring Portfolios dated May 1, 2021, as supplemented on May 6, 2021 and on June 3, 2021, with respect to the information that pertains to each Acquired Portfolio and each Acquiring Portfolio only (Securities Act File No. 333-189870); and

(2)         The Financial Statements of each Acquired Portfolio and each Acquiring Portfolio as included in its Annual Shareholder Report filed for the year ended December 31, 2020.

This Statement of Additional Information is not a prospectus. A combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated July 8, 2021, relating to the transactions may be obtained, without charge, by calling the Portfolios (toll-free) at 1-877-355-1820, or by writing to:

Global Atlantic Portfolios

c/o Forethought Variable Insurance Trust

10 West Market Street, Suite 2300

Indianapolis, Indiana 46204

Information is also available at http://connect.rightprospectus.com/globalatlanticportfolios.

Supplemental Information

A table showing the fees of each Acquired Portfolio and the corresponding Acquiring Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the applicable Reorganization, is included in the section entitled “Comparison of the Fees and Expenses of the Acquired Portfolio and the Acquiring Portfolio” in the “Synopsis” section for each Reorganization in the Information Statement/Prospectus.

The Reorganizations will not result in any material change to an Acquired Portfolio’s investment portfolio due to the investment restrictions of the corresponding Acquiring Portfolio. In particular, each security held by an Acquired Portfolio is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments of the Acquiring Portfolios modified to show the effects of such change is not required and is not included. There are no material differences between the accounting policies of each Acquired Portfolio and those of the corresponding Acquiring Portfolio.

This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

For additional information, see the Portfolios’ Annual Report dated December 31, 2020.

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